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Report of Independent Auditors

The Board of Directors

COUNTRY Life/Health Group

Opinion

We have audited the combined statutory basis financial statements of COUNTRY Life/Health Group (the Company), which comprise the combined balance sheets as of December 31, 2023 and 2022, and the related combined statements of operations, changes in capital and surplus, and cash flow for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and 2022, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

April 19, 2024

COUNTRY Life/Health Group

Combined Balance Sheets – Statutory-Basis

	December 31
	2023	2022
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$7,715,107	$7,522,562
Preferred stocks	19,983	19,898
Common stocks	437,634	418,886
Mortgage loans	407,986	387,503
Policy loans	402,690	389,120
Cash and cash equivalents	132,119	72,870
Real estate	25,286	26,232
Derivatives	2,635	–
Other invested assets	427,764	383,892
Receivable for securities	–	44,788
Securities lending reinvested collateral	51,545	79,205
Total cash and invested assets	9,622,749	9,344,956

Premiums deferred and uncollected	147,181	141,270
Accrued investment income	78,611	74,232
Due from affiliates	41	317
Federal income taxes recoverable, including net deferred tax assets (2023 – $41,378; 2022 – $37,988)	66,440	61,119
Reinsurance balances recoverable	27,824	27,217
Admitted disallowed IMR	150,138	–
Other assets	13,488	8,369
Separate accounts	47,925	43,419
Total admitted assets	$10,154,397	$9,700,899

See accompanying notes.

COUNTRY Life/Health Group

Combined Balance Sheets – Statutory-Basis

	December 31
	2023	2022
	(In Thousands)
Liabilities and capital and surplus
Policy reserves	$7,083,119	$6,769,907
Liability for deposit-type contracts	919,899	921,649
Policy and contract claims	35,294	34,280
Dividends payable to policyholders	75,769	61,849
Commissions and expenses due or accrued	20,503	20,657
Federal income taxes payable	756	39
Unearned investment income	11,434	10,250
Asset valuation reserve	204,401	142,556
Payable to reinsurers	9,987	10,621
Due to affiliates	605	1,280
Derivatives - liability	499	–
Derivatives - collateral payable	502	–
Payable for securities	–	45,113
Borrowed money	14,071	18,123
Other liabilities	26,077	25,182
Securities lending collateral held	51,534	79,462
Separate accounts	47,925	43,419
Total liabilities	8,502,375	8,184,387

Capital and surplus:
Common stock – par value $25 per share – 179,980 shares authorized, issued, and outstanding	4,500	4,500
Gross paid-in and contributed surplus	22,703	22,703
Special surplus funds - admitted disallowed IMR	150,138	–
Unassigned surplus	1,474,805	1,489,433
Treasury stock	(124)	(124)
Total capital and surplus	1,652,022	1,516,512
Total liabilities and capital and surplus	$10,154,397	$9,700,899

See accompanying notes.

COUNTRY Life/Health Group

Combined Statements of Operations – Statutory-Basis

	Year Ended December 31
	2023	2022
	(In Thousands)

Premium and annuity considerations	$711,734	$598,606
Supplemental contract considerations	9,323	6,061
Net investment income	440,052	409,253
Amortization of interest maintenance reserve	(5,974)	(1,836)
Commission and expense allowance on reinsurance ceded	11,231	12,950
Other expense	(2,699)	(418)
Total income	1,163,667	1,024,616

Death benefits	196,078	199,285
Annuity benefits including surrenders	128,952	109,184
Disability benefits and benefits under accident and health contracts	128,046	127,446
Other policy and contract benefits	52,068	37,852
Changes in policy reserves	313,211	167,855
Total benefits	818,355	641,622

Commission expenses	36,323	38,060
General insurance expenses	122,777	112,293
Insurance taxes, licenses and fees	16,687	14,391
Total operating expenses	175,787	164,744

Miscellaneous income	7,684	3,405

Net operating income	177,209	221,655
Dividends to policyholders	76,441	59,783
Net income before federal income taxes and net realized capital gains	100,768	161,872
Federal income tax expense	30,744	31,094
Net income before net realized capital gains	70,024	130,778
Net realized capital gains	15,260	9,006
Net income	$85,284	$139,784

See accompanying notes.

COUNTRY Life/Health Group

Combined Statements of Changes in Capital and Surplus – Statutory-Basis

	Year Ended December 31
	2023	2022
	(In Thousands)

Capital and surplus, beginning of year	$1,516,512	$1,534,894
Net income	85,284	139,784
Change in net unrealized gains and losses	46,128	(82,574)
Change in nonadmitted assets	71,445	(109,835)
Change in net deferred income tax assets	14,942	5,091
Change in asset valuation reserve	(61,845)	48,382
Dividends to stockholders	(20,322)	(19,423)
Change in liability for OPEB benefits	(122)	193
Net increase (decrease)	135,510	(18,382)
Capital and surplus, end of year	$1,652,022	$1,516,512

See accompanying notes.

COUNTRY Life/Health Group

Combined Statements of Cash Flow – Statutory-Basis

	Year Ended December 31
	2023	2022
	(In Thousands)
Operating activities
Premiums collected, net of reinsurance	$719,539	$599,823
Net investment income	436,692	407,538
Other income	12,292	13,834
Benefits and loss-related payments	(506,287)	(478,944)
Commissions and expenses paid	(177,603)	(163,107)
Dividends paid to policyholders	(62,521)	(58,187)
Federal income taxes paid	(18,722)	(38,445)
Net cash provided by operating activities	403,390	282,512

Investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	897,051	1,115,127
Stocks	172,602	108,535
Mortgage loans	31,134	28,664
Real estate	55	33,142
Other invested assets	151,389	149,067
Net gains (losses) on cash and short-term investments	45	(39)
Miscellaneous proceeds	73,935	32,916
Total investment proceeds	1,326,211	1,467,412

Purchases of investments:
Bonds	(1,183,259)	(1,466,545)
Stocks	(107,950)	(165,691)
Mortgage loans	(53,350)	(62,380)
Real estate	(87)	(2,267)
Other invested assets	(198,490)	(179,445)
Miscellaneous applications	(48,290)	(6,320)
Total investments purchased	(1,591,426)	(1,882,648)
Increase in policy loans	(13,454)	(5,580)
Net cash used in investing activities	(278,669)	(420,816)

Financing and miscellaneous activities
Borrowed funds (paid) received	(4,052)	18,122
Net (withdrawals) deposits on deposit-type contract funds	(1,750)	71,678
Dividends to stockholder	(20,322)	(19,423)
Other cash used in financing and miscellaneous activities	(39,348)	(54,058)
Net cash (used in) provided by financing and miscellaneous activities	(65,472)	16,319

Increase (decrease) in cash and cash equivalents	59,249	(121,985)
Cash and cash equivalents, beginning of year	72,870	194,855
Cash and cash equivalents, end of year	$132,119	$72,870

Supplemental disclosures of cash flow information for non-cash transactions:
Transfer of unassigned surplus for admitted disallowed IMR to special surplus funds	$150,138	$–
Bond exchanges	23,628	23,264
Common Stock exchanges	2,486	24,877
Mortgage loan transfer to real estate	1,733	–

See accompanying notes.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements

December 31, 2023

1. Nature of Operations

COUNTRY Life/Health Group (the Company) includes the accounts of COUNTRY Life Insurance Company (COUNTRY Life) and its wholly owned subsidiary COUNTRY Investors Life Assurance Company (COUNTRY Investors), both of which are domiciled in the state of Illinois.

COUNTRY Life is a wholly owned subsidiary of the Illinois Agricultural Holding Co. (IAHC), which, in turn, is a subsidiary of the Illinois Agricultural Association (IAA). COUNTRY Life has several wholly owned subsidiaries: COUNTRY Investors which writes principally universal life and fixed annuity products; COUNTRY Trust Bank, a federally chartered savings bank; and COUNTRY Capital Management Company, a broker-dealer.

The Company’s primary business is the sale of life insurance, accident and health, and annuity products through more than 1,730 financial representatives. Life insurance premiums represent approximately 65%, accident and health premiums approximately 15%, and annuity premiums approximately 20% of total premium income. Although the Company is licensed in 44 states, approximately 71% of premium income is written in Illinois.

2. Significant Accounting Policies

Use of Estimates

The preparation of combined financial statements requires management to make estimates and assumptions that affect amounts reported in the combined statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Principles of Combination

The accompanying combined financial statements include the accounts of COUNTRY Life and COUNTRY Investors and have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (the Department). These practices are consistent with those prescribed or permitted under the National Association of Insurance Commissioners (NAIC) accounting practices and procedures manual. All significant intercompany transactions and balances have been eliminated in preparation of the combined financial statements. These eliminations include, but are not limited to, the carrying values of COUNTRY Investors and the capital and surplus accounts from the balance sheets as well as unrealized capital gains and losses due to equity investments in combined subsidiaries.

 COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Basis of Presentation

The accompanying combined statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. Such practices vary from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:

Investments

Investments in bonds and redeemable preferred stocks are reported at either amortized cost or fair value based on their NAIC rating; for GAAP, such investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments would be reported at either amortized cost or fair value. If the fair value option were selected for held-to-maturity investments, the unrealized holding gains and losses would be reported in earnings. The remaining investments would be reported at fair value, with unrealized holding gains and losses reported in income for those designated as trading and in stockholder’s equity for those designated as available-for-sale. Other-than-temporary impairment (OTTI) losses are reported in operations; for GAAP, OTTI losses attributed to a deterioration in credit are reflected in a valuation allowance, which is adjusted for improvements in the fair value of the investment, while OTTI losses related to all other factors are reported as a component of stockholder’s equity.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral, less estimated costs to obtain and sell, and the recorded investment in the mortgage loans. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective-interest rate or, if foreclosure is probable, on the estimated fair value of the collateral. The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus rather than being included as a component of earnings, as would be required under GAAP.

Real estate owned by the Company is primarily occupied by employees of affiliates who provide services to the Company. This real estate is included in investments rather than reported as an operating asset.

Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed-income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying combined statutory-basis balance sheets. Realized capital gains and losses from sales of assets are reported in operations, net of federal income taxes, and amounts transferred to the IMR. Realized capital losses from declines in values deemed other than temporary are reported in operations, net of federal income taxes. Under GAAP, realized capital gains and losses would be reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold, and valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines would be charged to earnings.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC formula, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

Investment in Subsidiaries

The accounts and operations of COUNTRY Trust Bank and COUNTRY Capital Management Company are not consolidated with the accounts and operations of the Company, as would be required under GAAP.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Nonadmitted Assets

Certain assets designated as nonadmitted, principally certain deferred tax assets, disallowed IMR, and prepaid expenses, are excluded from the accompanying combined statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets to the extent that those assets are not impaired.

Policy Reserves

Policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances, as would be required under GAAP.

At December 31, 2023 and 2022, the Company recorded a premium deficiency reserve of $20,000,000 and $34,900,000, respectively. The Company considers anticipated investment income when calculating the premium deficiency reserve.

Universal Life and Annuity Policies

Revenues for universal life and annuity policies with mortality or morbidity risk, except for group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid (or surrender benefits paid, less surrender charges) and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk, including supplementary contracts without life contingencies and for group annuity contracts, are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Reinsurance

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets, as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs, as required under GAAP.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Deferred Income Taxes

Admitted deferred tax assets (DTAs) are calculated as the sum of (1) the amount of federal capital income taxes paid in prior years that can be recovered through capital loss carrybacks for existing temporary differences in a time frame consistent with the Internal Revenue Service (IRS) capital loss carryback provisions, not to exceed three years, that reverse by the end of the subsequent calendar year; (2) the remaining amount of DTAs expected to be realized within three years not to exceed 15% of the current period adjusted statutory surplus; and (3) the amount of remaining gross DTAs that can be offset against existing gross deferred tax liabilities (DTLs). The remaining DTAs are nonadmitted. Deferred taxes do not include amounts for state taxes. The change in net deferred taxes is included directly in unassigned surplus. Under GAAP, state taxes are included in the computation of deferred taxes, a DTA is recorded for the amount of gross DTAs expected to be realized in future years, and the change in net deferred taxes is included in earnings.

Statements of Cash Flow

Cash, cash equivalents, and short-term investments in the combined statutory-basis statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less. If, in the aggregate, the Company has a net negative cash balance, it is recorded as a negative net asset rather than a liability.

Policyholder Dividends

Policyholders’ dividends are recognized when declared by the Board of Directors rather than over the term of the related policies.

The effects of the foregoing variances from GAAP on the accompanying combined statutory-basis financial statements have not been determined but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments are stated at values prescribed by the NAIC as follows:

Bonds not backed by other loans are stated at amortized cost, while all other bonds (NAIC designation 6) are stated at the lower of amortized cost or fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Loan-backed securities that are designated highest quality and high quality (NAIC designations 1 and 2, respectively) are stated at amortized cost, while all other securities (NAIC designation 6) are stated at the lower of amortized cost or fair value using the interest method, including anticipated prepayments. The retrospective adjustment method is used to value structured securities except for structured securities with an OTTI, which are valued using the prospective method.

Investments in perpetual preferred stocks are stated at the lower of cost or fair value.

The Company’s noninsurance subsidiaries that have significant ongoing operations other than for the Company and its affiliates are reported at the Company’s interest in the affiliates’ audited GAAP equity. The net changes in the subsidiaries’ equity are included in the change in net unrealized gains or losses in the accompanying combined statutory-basis statements of changes in capital and surplus.

Common stocks, other than investments in subsidiaries and controlled and affiliated companies, are stated at fair value. Unrealized gains and losses on common stocks are reported directly in unassigned surplus and do not affect operations.

Mortgage loans on real estate are stated at the aggregate carrying value, less accrued interest.

Policy loans are stated at unpaid balances.

Land is reported at cost. Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. A portion of non-home office real estate is nonadmitted due to statutory requirements that a current appraisal has to be on file that is not older than five years from the current accounting period.

The Company has ownership interests in joint ventures that are included in other invested assets. The Company carries these interests based on its interest in the underlying audited GAAP equity.

The Company has a loan with an affiliate that it states at carrying value. See Note 8.

Realized gains and losses are determined using the specific-identification basis.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Investment Income

Interest on bonds and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Interest on restructured mortgage loans is recorded as income when earned based on the new contractual rate. Interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on ex-dividend dates.

Premiums

Life insurance premiums are recognized as revenue over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Benefits

Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by law.

Liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances, less applicable surrender charges.

The Company waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Tabular interest, tabular reserves less actual reserves released, and tabular cost have been determined by formula. The tabular interest on funds not involving life contingencies is determined from basic policy information.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liablilities, including separate account liabilities, at December 31, 2023, are as follows:

	General Account	Separate Account With Guarantees	Separate Account Non- Guaranteed	Total	%
	(In Thousands)
INDIVIDUAL ANNUITIES:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$-	$-	$-	$-	-%
b. At book value less current surrender
charge of 5% or more	469,021	-	-	469,021	14.0
c. At fair value	-	-	-	-	-
d. Total with market value adjustment
or at fair value	469,021	-	-	469,021	14.0
e. At book value without adjustment
(minimal or no charge adjustment)	2,516,600	-	36,297	2,552,897	76.4
(2) Not Subject to discretionary
withdrawal	319,878	-	46	319,924	9.6
(3) Total (gross)	3,305,499	-	36,343	3,341,842	100.0%
(4) Reinsurance ceded	2,878,711	-	-	2,878,711
(5) Total (net)	$426,788	$-	$36,343	$463,131
(6) Amount included in (1)b above that
will move to (1)e in the year after
the statement date	$92,900	$-	$-	$92,900

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liablilities, including separate account liabilities, at December 31, 2023, are as follows:

	General Account	Separate Account With Guarantees	Separate Account Non- Guaranteed	Total	%
	(In Thousands)
GROUP ANNUITIES:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$4,642	$-	$-	$4,642	5.5%
b. At book value less current surrender
charge of 5% or more	-	-	-	-	-
c. At fair value	-	-	-	-	-
d. Total with market value adjustment
or at fair value	4,642	-	-	4,642	5.5
e. At book value without adjustment
(minimal or no charge adjustment)	-	-	-	-	-
(2) Not Subject to discretionary
withdrawal	78,474	-	1,097	79,571	94.5
(3) Total (gross)	83,116	-	1,097	84,213	100.0%
(4) Reinsurance ceded	-	-	-	-
(5) Total (net)	$83,116	$-	$1,097	$84,213
(6) Amount included in (1)b above that
will move to (1)e in the year after
the statement date	$-	$-	$-	$-

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liablilities, including separate account liabilities, at December 31, 2023, are as follows:

	General Account	Separate Account With Guarantees	Separate Account Non- Guaranteed	Total	%
	(In Thousands)
DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$-	$-	$-	$-	-%
b. At book value less current surrender
charge of 5% or more	-	-	-	-	-
c. At fair value	-	-	-	-	-
d. Total with market value adjustment
or at fair value	-	-	-	-	-
e. At book value without adjustment
(minimal or no charge adjustment)	541,246	-	-	541,246	55.0
(2) Not Subject to discretionary
withdrawal	442,394	-	-	442,394	45.0
(3) Total (gross)	983,640	-	-	983,640	100.0%
(4) Reinsurance ceded	63,741	-	-	63,741
(5) Total (net)	$919,899	$-	$-	$919,899
(6) Amount included in (1)b above that
will move to (1)e in the year after
the statement date	$-	$-	$-	$-

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liablilities, including separate account liabilities, at December 31, 2023, are as follows:

Total
(In Thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Section B Total (Net)	$376,132
Exhibit 5, Section C Total (Net)	133,772
Exhibit 7, Column 1, Line 14	919,899
Subtotal	1,429,803

Separate Accounts Annual Statement:
Exhibit 3, Column 2, Line 0299999	37,394
Exhibit 3, Column 2, Line 0399999	46
Policyholder dividend & coupon accumulations	-
Policyholder premiums	-
Guaranteed interest contracts	-
Other contract deposit funds	-
Subtotal	37,440

Combined Total	$1,467,243

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2023, are as follows:

	Account Value	Cash Value	Reserve
	(In Thousands)
GENERAL ACCOUNT:
(1) Subject to discretionary withdrawal:
a. Term Policies with Cash Value	$-	$78,343	$215,889
b. Universal Life	497,745	497,154	502,673
c. Universal Life with Secondary Guarantees	309,164	281,869	671,212
d. Indexed Universal Life	-	-	-
e. Indexed Universal Life with Secondary
Guarantees	11,665	2,944	8,542
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	-	4,444,266	4,777,975
h. Variable Life	-	-	-
i. Variable Universal Life	900	900	989
j. Miscellaneous Reserves	-	-	-
Subtotal	$819,474	$5,305,476	$6,177,280

(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	x	x	626,365
b. Accidental Death Benefits	x	x	659
c. Disability - Active Lives	x	x	3,929
d. Disability - Disabled Lives	x	x	6,901
e. Miscellaneous Reserves	x	x	66,970
Subtotal	-	-	704,824
(3) Total (gross: direct + assumed)	819,474	5,305,476	6,882,104
(4) Reinsurance ceded	384,614	366,403	872,758
(5) Total (net)	$434,860	$4,939,073	$6,009,346

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2023, are as follows:

	Account	Cash
	Value	Value	Reserve
(In Thousands)
SEPARATE ACCOUNT NONGUARANTEED:
(1) Subject to discretionary withdrawal, surrender values or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	-	-	-
c. Universal Life with Secondary Guarantees	-	-	-
d. Indexed Universal Life	-	-	-
e. Indexed Universal Life with Secondary Guarantees	-	-	-
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	-	-	-
h. Variable Life	-	-	-
i. Variable Universal Life	10,485	10,485	10,485
j. Miscellaneous Reserves	-	-	-
Subtotal	$10,485	$10,485	$10,485

(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	x	x	-
b. Accidental Death Benefits	x	x	-
c. Disability - Active Lives	x	x	-
d. Disability - Disabled Lives	x	x	-
e. Miscellaneous Reserves	x	x	-
Subtotal	-	-	-
(3) Total (gross: direct + assumed)	10,485	10,485	10,485
(4) Reinsurance ceded	-	-	-
(5) Total (net)	$10,485	$10,485	$10,485

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2023, are as follows:

Total
(In Thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (Net)	$5,938,498
Exhibit 5, Accidental Death Benefits Section, Total (Net)	659
Exhibit 5, Disability - Active Lives Section, Total (Net)	3,905
Exhibit 5, Disability - Disabled Lives Section, Total (Net)	6,583
Exhibit 5, Miscellaneous Reserves Section, Total (Net)	59,701
Subtotal	6,009,346

Separate Accounts Annual Statement:
Exhibit 3, Column 2, Line 0199999	10,485
Exhibit 3, Column 2, Line 0499999	-
Exhibit 3, Column 2, Line 0599999	-
Subtotal	10,485

Combined Total	$6,019,831

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Policy and Contract Claims

Unpaid policy and contract claims on accident and health policies represent management’s best estimate of the ultimate net cost of all reported and unreported claims incurred but not paid through December 31. The Company discounts its policy and contract claim reserves for long-term disability insurance policies using disability tables and discount rates (generally 3.5% or 4.5%) approved by the Department. Reserves for unpaid policy and contract claims are estimated using individual-case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying combined statutory-basis balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders and contract-holders as well as retirement benefits of employees of affiliated companies and for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying combined statutory-basis financial statements.

As of December 31, 2023 and 2022, the Company’s separate account statement included legally insulated assets of $47,925,000 and $43,419,000, respectively. A certain variable annuity product contains a mortality guarantee backed by the general account. In accordance with the guarantee, if there is a deficiency in the invested funds underlying the separate account contract reserves, the general account will fund the deficiency. The separate account does not pay risk charges to the general account for guarantees. The general account of the Company received $194,000 and $169,000 toward separate account guarantees in 2023 and 2022, respectively.

Fair Value of Financial Instruments

The carrying value of the Company’s financial instruments approximates their fair value except for bonds, stocks, policy loans, and mortgage loans. The carrying value and the fair value of bonds, stocks, policy loans, and mortgage loans are disclosed in Note 3. The carrying value and fair value of annuities and deposit funds are disclosed in Note 2.

 COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Effect of New Accounting Pronouncement

In August 2023, the NAIC issued interpretation INT 23-01 Net Negative (Disallowed) IMR which provides a limited-time, optional, statutory accounting guidance, as an exception to the existing guidance detailed in SSAP No. 7—Asset Valuation Reserve and Interest Maintenance Reserve and the annual statement instructions that requires nonadmittance of net negative (disallowed) IMR as a short-term solution. The admittance of net negative (disallowed) IMR is: 1) limited up to 10% of the Company's adjusted capital and surplus, 2) allowed if the Company maintains a risk-based capital greater than 300% authorized control level after an adjustment to total adjusted capital that reflects a reduction to remove any net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted net negative (disallowed) IMR, and 3) shall not include losses from derivatives that were reported at fair value prior to derivative termination unless the reporting entity has historically followed the same process for interest-rate hedging derivatives that were terminated in a gain position. This interpretation was permitted as a short-term solution until December 31, 2025, and will be automatically nullified on January 1, 2026.

Utilizing INT 23-01 , the Company elected to admit the maximum allowed net negative (disallowed) IMR for the year ended December 31, 2023. Accordingly, Admitted disallowed IMR of $150,138,000 was reported in the general account as an admitted asset with a corresponding Special surplus fund, of the same amount, for the year ended December 31, 2023.

The calculation for the Admitted disallowed IMR was done on an individual company basis and reported as such in the individual NAIC Annual Statements and not on a consolidated basis. The calculated adjusted capital and surplus for COUNTRY Life was $1,449,930,000 and the balance appropriated to the special surplus fund represents 10% of adjusted capital and surplus, which is all admitted in the general account. The calculated adjusted capital and surplus for COUNTRY Investors was $219,963,000 and the balance appropriated to the special surplus fund represents 2% of adjusted capital and surplus, which is all admitted in the general account.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments

The carrying value and fair value of investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023
U.S. government and its agencies	$39,570	$27	$4,449	$35,148
States and political subdivisions	1,221,241	32,577	43,913	1,209,905
Corporate securities	4,158,883	70,854	263,492	3,966,245
Residential mortgage-backed securities	679,557	13,602	35,019	658,140
Commercial mortgage-backed securities	413,306	4,999	28,552	389,753
Other asset-backed securities	1,154,932	3,996	32,836	1,126,092
SVO identified funds	47,617	-	-	47,617
Total bonds	$7,715,106	$126,055	$408,261	$7,432,900

At December 31, 2022
U.S. government and its agencies	$39,188	$76	$4,785	$34,479
States and political subdivisions	1,215,559	22,291	77,768	1,160,082
Corporate securities	4,213,128	39,370	386,985	3,865,513
Residential mortgage-backed securities	490,667	4,376	45,326	449,717
Commercial mortgage-backed securities	381,068	1,082	25,709	356,441
Other asset-backed securities	1,137,638	2,857	56,092	1,084,403
SVO identified funds	45,314	-	-	45,314
Total bonds	$7,522,562	$70,052	$596,665	$6,995,949

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Fair values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The carrying value and fair value of investments in bonds at December 31, 2023, by contractual maturity, are shown in the following table. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Value	Fair Value
At December 31, 2023	(In Thousands)
Maturity:
In 2024	$106,639	$106,160
In 2025–2028	811,486	802,918
In 2029–2033	1,088,535	1,080,666
After 2033	3,413,034	3,221,554
Residential mortgage-backed securities	679,558	658,140
Commercial mortgage-backed securities	413,306	389,753
Other asset-backed securities	1,154,931	1,126,092
SVO identified funds	47,617	47,617
Total bonds	$7,715,106	$7,432,900

Proceeds from sales of investments in bonds were $478,670,000 and $664,118,000 during 2023 and 2022, respectively. Gross gains of $73,000 and $328,000 and gross losses of $92,364,000 and $94,494,000 were realized on those sales in 2023 and 2022, respectively.

Bonds with a statement value of $12,861,000 and $12,745,000 at December 31, 2023 and 2022, respectively, were restricted and on deposit with government authorities and reinsurers as required by law or contract.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The amortized cost, gross unrealized gains and losses, and fair value of investments in stocks are as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2023
Preferred stocks – unaffiliated	$22,585	$275	$2,877	$19,983
Common stocks – unaffiliated	254,489	152,182	3,493	403,178
Common stocks – affiliated	23,278	11,179	-	34,457
Total stocks	$300,352	$163,636	$6,370	$457,618

At December 31, 2022
Preferred stocks - unaffiliated	$23,666	$201	$3,887	$19,980
Common stocks – unaffiliated	288,401	109,170	10,826	386,745
Common stocks – affiliated	23,278	8,863	-	32,141
Total stocks	$335,345	$118,234	$14,713	$438,866

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The following tables illustrate fair values and gross unrealized losses, aggregated by investment category and length of time that the individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
At December 31, 2023
Bonds:
U.S. government and its agencies	$5,820	$41	$27,471	$4,408	$33,291	$4,449
States and political subdivisions	46,013	606	448,668	43,307	494,681	43,913
Corporate securities	165,381	26,180	2,192,062	237,312	2,357,443	263,492
Residential mortgage-backed securities	65,605	1,745	292,501	33,274	358,106	35,019
Commercial mortgage-backed securities	26,153	4,131	197,228	24,421	223,381	28,552
Other asset-backed securities	74,118	4,791	624,575	28,045	698,693	32,836
SVO identified funds	-	-	47,617	-	47,617	-
Total bonds	383,090	37,494	3,830,122	370,767	4,213,212	408,261

Stocks:
Preferred stocks - unaffiliated	-	-	16,754	2,877	16,754	2,877
Common stocks - unaffiliated	12,307	120	20,587	3,373	32,894	3,493
Total stocks	12,307	120	37,341	6,250	49,648	6,370

Total bonds and stocks	$395,397	$37,614	$3,867,463	$377,017	$4,262,860	$414,631

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
At December 31, 2022
Bonds:
U.S. government and its agencies	$21,338	$3,208	$6,066	$1,577	$27,404	$4,785
States and political subdivisions	608,293	68,757	26,848	9,011	635,141	77,768
Corporate securities	2,549,771	335,600	185,647	51,385	2,735,418	386,985
Residential mortgage-backed securities	304,855	32,896	69,816	12,430	374,671	45,326
Commercial mortgage-backed securities	267,050	23,166	25,761	2,543	292,811	25,709
Other asset-backed securities	460,531	39,413	287,329	16,679	747,860	56,092
SVO identified funds	4,528	-	40,786	-	45,314	-
Total bonds	4,216,366	503,040	642,253	93,625	4,858,619	596,665

Stocks:
Preferred stocks - unaffiliated	15,954	3,303	1,448	584	17,402	3,887
Common stocks - unaffiliated	68,648	9,176	7,632	1,650	76,280	10,826
Total stocks	84,602	12,479	9,080	2,234	93,682	14,713

Total bonds and stocks	$4,300,968	$515,519	$651,333	$95,859	$4,952,301	$611,378

The Company believes that all unrealized losses on individual securities are a result of normal price fluctuations due to market conditions and are not an indication of OTTI. Market conditions include interest rate fluctuations, credit quality, and supply and demand. This determination is made in conjunction with the impairment criteria prescribed by NAIC standards. The Company has the intent and ability to hold these investments until maturity (for bonds) or until the fair value recovers above cost or amortized cost (for bonds and common stocks).

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

For the years ended December 31, 2023 and 2022, realized capital losses included $2,285,000 and $2,817,000, respectively, related to bonds and stocks that have experienced other-than-temporary declines in value.

For the years ended December 31, 2023 and 2022, realized capital losses included $0 and $1,835,000, respectively, related to mortgage loans that have experienced other-than-temporary declines in value.

For the years ended December 31, 2023 and 2022, realized capital losses included $3,374,000 and $0, respectively, related to other invested assets that have experienced other-than-temporary declines in value.

The Company owns 100% of COUNTRY Trust Bank and COUNTRY Capital Management Company. Summarized GAAP financial information for the noninsurance subsidiaries as of and for the years ended December 31 is as follows:

	COUNTRY Trust Bank		COUNTRY Capital Management Company
	2023	2022	2023	2022
	(In Thousands)

Total assets	$33,204	$31,225	$5,691	$5,079
Total stockholder’s equity	29,509	27,746	4,948	4,395
Total income	69,111	70,203	10,137	9,778
Total expenses	61,189	61,684	9,380	10,521
Net income (loss)	5,830	6,223	553	(540)

The carrying value of the Company’s investment in the common stock of its subsidiaries was $34,457,000 and $32,141,000 at December 31, 2023 and 2022, respectively. Included in the change in net unrealized gains and losses for the years ended December 31, 2023 and 2022, is an unrealized gain of $2,316,000 and an unrealized loss of $1,154,000, respectively, related to the change in carrying values of the Company’s investments in its subsidiaries.

During 2023 and 2022, the Company received dividends of $4,500,000 and $5,100,000, respectively, from COUNTRY Trust Bank.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The carrying value of policy loans was $402,690,000 and $389,120,000 at December 31, 2023 and 2022 respectively. The fair value of policy loans was $401,546,000 and $387,844,000 at December 31, 2023 and 2022, respectively. The carrying value of mortgage loans was $407,986,000 and $387,503,000 at December 31, 2023 and 2022, respectively. The fair value of mortgage loans was $381,668,000 and $353,102,000 at December 31, 2023 and 2022, respectively.

The Company invests in mortgage loans principally involving commercial real estate. The Company’s investments in mortgage loans generally consist of first-mortgage liens on completed income-producing properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 64% for 2023 and 100% for 2022. The maximum and minimum interest rates of mortgage loans were 6.51% and 3.10%, and 6.51% and 3.10%, respectively, for 2023 and 2022. At December 31, 2023, 8%, or $31,392,000, of the Company’s mortgage loans were collateralized by properties located in Illinois. At December 31, 2022, 9%, or $35,479,000, of the Company’s mortgage loans were collateralized by properties located in Illinois. The Company monitors the credit quality of its mortgage loans using the debt service coverage ratio, which measures the mortgagor’s ability to make the scheduled payments. Loans below 1.10 debt service coverage are maintained on a watch list. The loans above and below the prescribed debt service coverage ratio were $400,086,000 and $7,900,000, respectively, at December 31, 2023, and $384,783,000 and $2,720,000 at December 31, 2022.

As of December 31, 2023, 100% of Company's mortgage loans held were current. As of December 31, 2022, one of the Company’s mortgage loans held was past due and in the process of foreclosure. As of December 31, 2023 and 2022, respectively, the Company held six mortgage loans with carrying values of $33,399,000 and five mortgage loans with carrying values of $30,597,000 in which the Company was a participant or co-lender in a mortgage loan agreement. During 2023, the Company foreclosed on one property that was delinquent as of December 31, 2022 and transferred that mortgage loan to real estate. There were no forclosures or transfers to real estate during 2022. The Company recorded no impairments on mortgage loans as of December 31, 2023 and recorded an impariment in the amount of $1,835,000 as of December 31, 2022.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The components of real estate at December 31 are summarized as follows:

	2023	2022
	(In Thousands)

Home office properties:
Land	$4,693	$4,593
Buildings and improvements	55,358	57,451
Accumulated depreciation	(38,311)	(38,031)
Total home office properties	21,740	24,013

Investment properties:
Land	1,383	1,018
Buildings	4,746	3,734
Accumulated depreciation	(1,175)	(1,082)
Nonadmitted	(1,408)	(1,451)
Total investment properties	3,546	2,219
Total real estate	$25,286	$26,232

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows:

	2023	2022
	(In Thousands)
Bonds:
Gross gains	$2,839	$2,792
Gross losses	(97,816)	(98,349)
Total bonds	(94,977)	(95,557)

Common stocks:
Gross gains	37,031	13,382
Gross losses	(7,541)	(16,480)
Total common stocks	29,490	(3,098)

Other investments:
Preferred stocks	168	-
Real estate	-	19,919
Other invested assets	(5,804)	(1,768)
Total other investments	(5,636)	18,151

Amounts transferred to IMR, net	73,148	74,181
Net realized gains (losses) before federal income tax	2,025	(6,323)
Federal income tax expense	(13,235)	(15,329)
Net realized capital gains	$15,260	$9,006

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Major categories of net investment income for the years ended December 31, 2023 and 2022, are summarized as follows:

	2023	2022
	(In Thousands)

Bonds	$369,851	$336,615
Preferred stocks – unaffiliated	1,283	1,221
Common stocks – unaffiliated	8,045	8,787
Common stocks – affiliated	4,500	5,100
Mortgage loans	17,068	15,615
Policy loans	20,073	16,456
Cash equivalents	6,437	1,363
Real estate	2,924	3,403
Other invested assets	19,900	30,608
Securities lending	375	320
Total investment income	450,456	419,488
Investment expenses	10,404	10,235
Net investment income	$440,052	$409,253

Real estate income includes amounts for the occupancy of home office properties of $2,450,000 and $2,903,000 in 2023 and 2022, respectively.

Securities were sold, redeemed or otherwise disposed of as a result of a callable feature which generated investment income. In 2023, there were sixty-three such securities, which generated investment income of $878,000. In 2022, there were seventy-five such securities, which generated investment income of $3,485,000.

A summary of loan-backed securities, disclosed in the aggregate, classified on the basis for the OTTI as of December 31, 2023, is as follows:

	Amortized Cost	OTTI Recognized as Realized Loss	Fair Value
(In Thousands)
At December 31, 2023
Intent to sell	$-	$-	$-
Inability to recover amortized cost basis	-	-	-
Present value of cash flows expected	14,909	2,285	12,416

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The loan-backed securities with a recognized OTTI for the year ended December 31, 2023, are as follows:

CUSIP	Amortized Cost Before OTTI	OTTI Recognized as Realized Loss	Amortized Cost After OTTI	Fair Value
	(In Thousands)
At December 31, 2023
76112BUY4	$126	$13	$113	$123
2254W0PP4	638	68	570	503
456606AF9	64	7	57	68
76112BRC6	51	8	43	112
90342WAJ6	965	120	845	1,317
07384YPJ9	457	53	404	380
12667GX24	466	49	417	390
12667GYN7	451	59	392	356
12669G2V2	349	37	312	284
3622MPAA6	155	16	139	122
362341S67	414	46	368	318
45660LS83	928	99	829	778
76111XZW6	193	24	169	150
76112BUY4	450	48	402	439
90342WAJ6	963	118	845	624
12667GKS1	572	62	510	437
12668ASS5	802	81	721	661
456606AF9	49	7	42	53
466247ZQ9	740	78	662	530
90342WAJ6	979	134	845	682
456606AF9	42	24	18	53
45660N5U5	4,062	986	3,076	3,415
90342WAJ6	993	148	845	621
	$14,909	$2,285	$12,624	$12,416

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Prepayment assumptions were obtained from broker-dealer surveys, as reflected in industry sources such as IDC, or internal estimates. The Company has no significant concentrations of credit risk. The Company had no investments for which it was not practicable to estimate fair value.

Under the securities lending program, the Company requires a minimum percentage of 102% of the fair value of domestic securities loaned at the outset of the contract to be provided as collateral. At December 31, 2023 and 2022, bonds with a fair value of $50,490,000 and $77,083,000, respectively, were on loan under this program, while cash collateral held was $51,534,000 and $79,462,000, respectively. The Company receives collateral in the form of cash monies. All collateral is in an open position. The collateral is reinvested in a pool of funds with other security lender participants. Collateral is reinvested in a pool of high-quality securities, with an emphasis on liquidity and principal preservation.

The following table represents the Company’s reinvested collateral as a pro rata share of the investment pool as of December 31:

	2023		2022
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(In Thousands)

30 days or less	$21,295	$21,296	$42,529	$42,455
31 to 60 days	12,500	12,500	14,000	13,999
61 to 90 days	6,750	6,750	8,750	8,750
91 to 120 days	8,000	8,000	8,000	8,000
121 to 180 days	3,000	2,999	4,000	4,001
181 to 365 days	-	-	2,000	2,000
Total collateral reinvested	$51,545	$51,545	$79,279	$79,205

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

At December 31, 2023 and 2022, the number of remaining years of unexpired tax credits and the required holding period are as follows:

	2023		2022
Investment	Unexpired Tax Credits	Required Holding Period	Unexpired Tax Credits	Required Holding Period

Advantage Capital Colorado Low Income Housing Tax Credit (LIHTC) Investors LLC	2 years	2 years	3 years	3 years

The balance of the LIHTC investments recognized in the statement of financial position as of December 31, 2023 and December 31, 2022, was $60,000 and $120,000, respectively. The Company recognized $75,000 in LIHTC and other tax benefits during 2023 and 2022.

4. Fair Value of Financial Instruments

Assets and liabilities recorded at fair value in the accompanying combined statutory-basis balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. The hierarchy of inputs is as follows:

Level Input	Input Definition

Level 1	Inputs that are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.
Level 2	Inputs other than quoted prices included in Level 1 that are observable for the asset or liability through corroboration with market data at the measurement date.
Level 3	Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

The following tables summarize fair value measurements by level, measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2023
Assets at Fair Value:
Bonds:
Corporate securities	$-	$-	$17	$17
Residential mortgage-backed securities	-	2,346	-	2,346
Other asset-backed securities	-	1,818	-	1,818
SVO identified funds	47,617	-	-	47,617
Total Bonds	47,617	4,164	17	51,798

Preferred stocks – unaffiliated	19,322	-	155	19,477
Common stocks – unaffiliated	384,280	-	18,898	403,178
Cash equivalents	140,211	-	-	140,211
Derivatives	-	2,635	-	2,635
Securities lending reinvested collateral assets	-	42,849	-	42,849
Separate accounts	47,890	-	-	47,890
Total	$639,320	$49,648	$19,070	$708,038

Liabilities at Fair Value:
Deposit Type Contracts	$659,230	$260,669	$-	$919,899
Derivatives	-	499	-	499
Total	$659,230	$261,168	$-	$920,398

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2022
Assets at Fair Value:
Bonds:
Corporate securities	$-	$2,990	$1,870	$4,860
Residential mortgage-backed securities	-	-	-	-
Other asset-backed securities	-	-	-	-
SVO identified funds	45,314	-	-	45,314
Total Bonds	45,314	2,990	1,870	50,174

Preferred stocks – unaffiliated	18,168	38	106	18,312
Common stocks – unaffiliated	368,521	-	18,224	386,745
Cash equivalents	87,124	-	-	87,124
Derivatives	-	-	-	-
Securities lending reinvested collateral assets	-	44,751	-	44,751
Separate accounts	43,384	-	-	43,384
Total	$562,511	$47,779	$20,200	$630,490

Liabilities at Fair Value:
Deposit Type Contracts	$627,849	$293,800	$-	$921,649
Derivatives	-	-	-	-
Total	$627,849	$293,800	$-	$921,649

There have been no changes in valuation techniques and inputs used in determining the fair values for Level 2 and Level 3 securities. Fair values for Level 2 securities are determined from prices obtained from various pricing sources. Fair values for Level 3 securities, since there are no observable inputs, are based on management’s judgment, based on information provided by the issuer, or based on information provided by a pricing service. The Company had no investments for which it was not practicable to estimate fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred into or out of Level 3. Transfers into Level 3 occur because the price provided by the pricing service, issuer, or management could not be supported by observable outputs. Transfers out of Level 3 occur because the price provided by the pricing service, issuer, or management could be supported by observable inputs.

The following table summarizes the changes in fair value during 2023 and 2022 for the Level 3 assets disclosed above:

	Beginning Balance	Transfers In (Out)	Net Gain (Loss) Included in Income/ Surplus	Net Purchases (Sales)	Ending Balance
	(In Thousands)
2023
Corporate Bonds	$1,870	$-	$(395)	$(1,458)	$17
Preferred stocks – unaffiliated	106	-	49	-	155
Common stocks – unaffiliated	18,224	-	-	674	18,898
Total	$20,200	$-	$(346)	$(784)	$19,070

2022
Corporate Bonds	$-	$2,839	$(969)	$-	$1,870
Preferred stocks – unaffiliated	139	-	(33)	-	106
Common stocks – unaffiliated	14,255	-	-	3,969	18,224
Total	$14,394	$2,839	$(1,002)	$3,969	$20,200

Transfers to or from Level 3 are generally recognized at the end of the reporting period. There were no transfers in or out of Level 3 in 2023. During the period ending December 31, 2022, Corporate Bond, 10623*AA4, Bravos Sandy Creek Electric transferred into Level 3 during the period and is now carried at fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

The tables below reflect the fair values and admitted values of all admitted assets that are financial instruments as of December 31, 2023 and 2022:

	Fair Value	Admitted Assets	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2023
U.S. government and its agencies	$35,148	$39,570	$-	$35,148	$-
States and political subdivisions	1,209,905	1,221,241	-	1,207,471	2,434
Corporate securities	3,966,245	4,158,883	-	2,849,879	1,116,366
Residential mortgage-backed securities	658,140	679,557	-	658,140	-
Commercial mortgage-backed securities	389,753	413,306	-	381,189	8,564
Other asset-backed securities	1,126,092	1,154,932	-	676,402	449,690
SVO identified funds	47,617	47,617	47,617	-	-
Total bonds	7,432,900	7,715,106	47,617	5,808,229	1,577,054

Preferred stocks - unaffiliated	19,983	19,983	19,322	-	661
Common stocks - unaffiliated	403,177	403,178	384,279	-	18,898
Mortgage loans	381,668	407,986	-	-	381,668
Cash equivalents	140,211	140,211	140,211	-	-
Other invested assets - unaffiliated	21,408	24,158	-	21,348	60
Other invested assets - affiliated	38,472	38,472	-	-	38,472
Derivatives	2,635	2,635	-	2,635	-
Securities lending reinvested collateral assets	51,545	51,545	-	51,545	-
Separate accounts	47,890	47,890	47,890	-	-
Total	$8,539,889	$8,851,164	$639,319	$5,883,757	$2,016,813

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

	Fair Value	Admitted Assets	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2022
U.S. government and its agencies	$34,479	$39,188	$-	$34,479	$-
States and political subdivisions	1,160,082	1,215,559	-	1,156,966	3,116
Corporate securities	3,865,513	4,213,128	-	2,780,738	1,084,775
Residential mortgage-backed securities	449,717	490,667	-	449,717	-
Commercial mortgage-backed securities	356,441	381,068	-	344,265	12,176
Other asset-backed securities	1,084,403	1,137,638	-	624,422	459,981
SVO identified funds	45,314	45,314	45,314	-	-
Total bonds	6,995,949	7,522,562	45,314	5,390,587	1,560,048

Preferred stocks - unaffiliated	19,980	19,898	18,168	38	1,774
Common stocks - unaffiliated	386,745	386,745	368,521	-	18,224
Mortgage loans	353,102	387,503	-	-	353,102
Cash equivalents	87,124	87,124	87,124	-	-
Other invested assets - unaffiliated	27,649	33,281	-	27,529	120
Other invested assets - affiliated	12,937	12,937	-	-	12,937
Derivatives	-	-	-	-	-
Securities lending reinvested collateral assets	79,205	79,205	-	79,205	-
Separate accounts	43,384	43,384	43,384	-	-
Total	$8,006,075	$8,572,639	$562,511	$5,497,359	$1,946,205

The Company has no investments for which it was not practicable to estimate fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes

COUNTRY Life and COUNTRY Investors will file a consolidated federal income tax return for 2023 with its parent, IAHC, and subsidiaries. There was an amount due from IAHC for income taxes at December 31, 2023 of $18,989,000. The Company has a written agreement, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. As provided in Internal Revenue Service Regulation Section 1.1552-1(a)(2) as supplemented by the methodology in Section 1.1502-33(d)(3), allocation of the consolidated tax liability to each company of the consolidated group is based upon that company's separate return liability provided however that intercompany transactions which are deferred under a consolidated return, as well as losses incurred and credits utilized by the consolidated group shall be recognized. Such provisions shall be applied taking into account the subgroup method set forth in Treasury Regulation Section 1.1502-47 and the related limitations on utilizing a loss from a life or nonlife subgroup, as applicable, against the income of the other subgroup. Intercompany tax balances are settled within 30 days of the filing of the applicable estimated or actual consolidated federal income tax return. At December 31, 2023, COUNTRY Life and COUNTRY Investors, the life company subgroup, has federal and state income taxes receivable of $743,000 for amended return periods prior to joining the IAHC consolidated group tax returns.

The Company has no operating loss, net capital loss, or tax credit carryforwards for 2023 and 2022.

The components of the net admitted DTAs at December 31 are as follows:

	2023	2022	Change
	(In Thousands)
Gross deferred tax assets:
Capital	$7,151	$8,532	$(1,381)
Ordinary	162,969	155,097	7,872
Adjusted gross deferred tax assets:
Capital	7,151	8,532	(1,381)
Ordinary	162,969	155,097	7,872
Deferred tax liabilities:
Capital	60,606	55,811	4,795
Ordinary	36,139	37,739	(1,600)
Net deferred tax assets	73,375	70,079	3,296
Deferred tax assets nonadmitted:
Ordinary	31,997	32,091	(94)
Net admitted deferred tax assets (liabilities):
Capital	(53,455)	(47,279)	(6,176)
Ordinary	94,833	85,267	9,566
	$41,378	$37,988	$3,390

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

Nonadmitted DTAs decreased $94,000 in 2023 and increased $23,819,000 in 2022, respectively.

There were no unrecognized deferred tax liabilities in 2023 or 2022.

The Company has not utilized tax planning strategies in determining its admitted DTAs during 2023 or 2022.

The detailed amounts of each component of the calculation of SSAP No. 101 are as follows:

	December 31
	2023	2022
	(In Thousands)

FIT recoverable through carryback – capital	$5,084	$7,440
Gross DTAs allowed per limitation threshold – ordinary	35,758	30,548
Gross DTAs allowed per limitation threshold – capital	535	-
Gross DTAs offset by gross DTLs – ordinary	95,215	92,458
Gross DTAs offset by gross DTLs – capital	1,531	1,092
Total admitted DTA	$138,123	$131,538

The authorized control level risk-based capital (RBC) ratio used to determine the recovery period and threshold limitation was 1,278% and 1,156% in 2023 and 2022, respectively, and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation was $1,854,610,000 and $1,653,967,000 in 2023 and 2022, respectively. Using a 15% ratio, the threshold limitation was $278,191,000 and $248,095,000 in 2023 and 2022, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities are as follows:

	2023	2022	Change
	(In Thousands)
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$96,985	$94,621	$2,364
Deferred acquisition costs	46,519	43,699	2,820
Policyholder dividend accrual	15,888	12,967	2,921
Section 807(f) adjustments	1,020	1,463	(443)
TCJA reserves transition (2018-2025)	749	1,124	(375)
Other (items less than $1,000,000)	1,808	1,223	585
Total ordinary deferred tax assets	162,969	155,097	7,872
Non-admitted deferred tax assets	(31,997)	(32,091)	94
Admitted ordinary deferred tax assets	130,972	123,006	7,966
Capital:
Investments	6,090	8,086	(1,996)
Real estate	1,061	392	669
Other	-	54	(54)
Total capital deferred tax assets	7,151	8,532	(1,381)
Non-admitted deferred tax assets	-	-	-
Admitted capital deferred tax assets	7,151	8,532	(1,381)
Admitted deferred tax assets	138,123	131,538	6,585
Deferred tax liabilities:
Ordinary
Deferred and uncollected premium	30,933	29,664	1,269
Section 807(f) adjustments	-	283	(283)
TCJA reserves transition (2018-2025)	5,135	7,703	(2,568)
Other	71	89	(18)
Total ordinary deferred tax liabilities	36,139	37,739	(1,600)
Capital:
Investments	60,475	55,811	4,664
Other	131	-	131
Total capital deferred tax liabilities	60,606	55,811	4,795
Deferred tax liabilities	96,745	93,550	3,195
Net deferred tax assets	$41,378	$37,988	$3,390

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The components of income tax expense and the change in deferred tax assets and deferred tax liabilities for the years ended December 31 are as follows:

	2023	2022
	(In Thousands)

Change in deferred tax assets	$(6,491)	$(9,103)
Change in deferred tax liabilities	3,195	(17,631)
Net change in deferred taxes	(3,296)	(26,734)
Less unrealized (gain) loss	(11,646)	21,643
Net change in deferred taxes	(14,942)	(5,091)
Current income tax expense	30,744	31,094
Current income tax benefit on net capital gains	(13,235)	(15,329)
Income tax expense and change in deferred taxes	$2,567	$10,674

The Company’s income tax expense and change in deferred taxes differ from the amount obtained by applying the federal statutory rate of 21% for 2023 and 2022 to income before federal income taxes for the following reasons:

	2023	2022
	(In Thousands)

Expected federal income tax expense	$21,586	$32,665
Tax-exempt income	(652)	(827)
Change in non-admitted assets	(2,439)	(3,078)
Release of IMR	(14,106)	(15,192)
Prior year true-ups	(617)	(1,704)
Dividends received deduction	(1,188)	(1,238)
Other, net	(17)	48
Income tax expense and change in deferred taxes	$2,567	$10,674

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The Company did not recognize any liability for uncertain tax benefits. COUNTRY Life files tax returns in the U.S. federal jurisdictions and several state jurisdictions. As of 2023, the tax years that remain subject to examination begin with 2016.

The Company recognizes interest and penalties related to unrecognized income tax benefits in its provision for income taxes. The Company recorded no interest received or penalties during 2023 and 2022.

The Company did not recognize any liability for unrecognized tax benefits and does not expect the unrecognized tax positions to change significantly over the next twelve months.

The Inflation Reduction Act was enacted on August 16, 2022. The Company has determined that it is not an applicable corporation for purposes of the CAMT for 2023 and, therefore, its CAMT liability is zero.

6. Accident and Health Claim Reserves

The following table provides a reconciliation of the beginning and ending reserve balances for accident and health claim reserves included in policy reserves on the accompanying combined statutory-basis balance sheets as of December 31:

	2023	2022
	(In Thousands)

Claim reserve at beginning of year	$110,570	$103,593
Add provision for claims occurring in:
Current year	137,671	142,197
Prior years	(5,971)	(9,155)
Incurred losses during the current year	131,700	133,042

Deduct payments for claims occurring in:
Current year	99,608	100,591
Prior years	27,171	25,474
Claim payments during the current year	126,779	126,065
Claim reserve at end of year	$115,491	$110,570

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

7. Reinsurance

In the normal course of business, the Company assumes and cedes reinsurance with nonaffiliated insurance companies. Reinsurance provides greater diversification of business and limits the maximum net loss potential arising from large claims. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer would be unable to meet its obligations, the Company would be liable. A summary of the Company’s reinsurance with nonaffiliates as of and for the years ended December 31 is as follows:

	2023	2022
	(In Thousands)
Assumed:
Premiums earned	$59,107	$56,764
Benefits for policyholders and beneficiaries	57,202	60,120
Costs of servicing policyholders, administering insurance protection, and obtaining new insurance	2,485	2,868

Ceded:
Premiums earned	114,348	128,789
Benefits for policyholders and beneficiaries	158,153	178,483
Costs of servicing policyholders, administering insurance protection, and obtaining new insurance	11,231	12,950
Policy services	1,864,604	1,978,983
Policy and contract claims	5,338	6,189

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

8. Related Party Transactions

The Company is a member of an insurance holding company group that consists of six insurance companies in addition to several noninsurance entities. The ultimate controlling company is the IAA. Control among group members is maintained through a combination of factors, including common management, interlocking boards of directors, and stock ownership.

The Company is a party to a service agreement with CC Services, Inc., an affiliate, whereby CC Services, Inc. provides all necessary management and operational services required to run its business, market its products, and service its policyholders. Expenses incurred by CC Services, Inc. are then shared among the Company and other members of the insurance holding company group on a basis that management believes is fair and which is consistently applied according to statutory accounting guidance. The cost of services provided to the Company from CC Services, Inc. totaled $125,572,000 and $115,312,000 in 2023 and 2022, respectively.

On December 19, 2017, the Company entered into a credit agreement with CC Services, Inc., whereby the Company agreed to provide access to loans in the aggregate of $100,000,000. On March 8, 2023, CC Services, Inc. borrowed an additional $25,000,000 from the Company. As of December 31, 2023 and 2022, $35,000,000 and $10,000,000 was lent to CC Services, Inc. under the agreement. Interest is payable quarterly based on, one, the outstanding balances which accrue at 1.5% per annum plus variable rates based on the ten-year U.S. Treasury rates, and, two, the daily unused portion of the $100,000,000 aggregate commitment which accrues at a set rate of 0.05%. Rates on the outstanding loan balance ranged from 4.93% to 6.19% in 2023. The Company has recorded $1,694,000 of interest income related to the credit agreement in 2023. The credit agreement is scheduled to end on December 18, 2027, at which time CC Services, Inc. is required to repay to the Company the aggregate principal amount of all loans outstanding at that time.

9. Notes Payable

The Company is a member of the Federal Home Loan Bank of Chicago (FHLBC). This membership allows the Company to meet two separate strategies: first, to utilize a line of credit to meet short term operational cash needs; and second, to utilize borrowed funds to invest in higher yielding securities to maximize net investment income.

The Company has determined its maximum borrowing capacity as $1,249,298,000 based upon potential acquisition of FHLBC capital stock, as approved by the Company’s Board. The Company had Membership Stock – Class B of $1,193,000 and $732,000 as of December 31, 2023 and 2022. The Company had $17,210,000 and $16,276,000 of Activity Stock at December 31, 2023 and 2022. There was no Membership Stock – Class B eligible for redemption in 2023 or 2022.

Under the FHLBC agreements, the Company is required to fund a collateral deposit account for the benefit of the lender. Securities, subject to valuation by the lender, in the collateral deposit account are required to be maintained in an amount at least equal to the outstanding loan principal.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

9. Notes Payable (continued)

The amount of collateral pledged as of December 31, 2023 is as follows:

	Fair Value	Carrying Value
	(In Thousands)

Total collateral pledged	$498,211	$509,994
Maximum collateral pledged	527,429	542,833

The amount of collateral pledged as of December 31, 2022 is as follows:

	Fair Value	Carrying Value
	(In Thousands)

Total collateral pledged	$467,914	$486,462
Maximum collateral pledged	473,244	489,046

As of December 31, 2023, the Company had outstanding loans with a carrying value and face value of $394,964,000, due to the FHLBC. The outstanding loans were issued on June 4, 2020, October 22, 2020, February 23, 2021, February 25, 2021, March 3, 2021, March 9, 2021, March 30, 2021, April 6, 2021, April 14, 2021, April 21, 2021, April 28, 2021, May 5, 2021, June 3, 2021, July 13, 2021, July 21, 2021, July 28, 2021, August 20, 2021, September 23, 2021, October 19, 2021, October 20, 2021, October 22, 2021, October 27, 2021, January 19, 2022, January 26, 2022, March 1, 2022, March 24, 2022, April 27, 2022, June 15, 2022, June 16, 2022, August 15, 2022, September 22, 2022, September 29, 2022, October 27, 2022, November 15, 2022, November 17, 2022, March 23, 2023, June 9, 2023, October 20, 2023, November 29, 2023, and December 20, 2023. Interest of $19,085,000 was paid during 2023.

As of December 31, 2022, the Company had outstanding loans with a carrying value and face value of $359,968,505, due to the FHLBC. The outstanding loans were issued on June 4, 2020, October 22, 2020, February 23, 2021, February 25, 2021, March 3, 2021, March 9, 2021, March 30, 2021, April 6, 2021, April 14, 2021, April 21, 2021, April 28, 2021, May 5, 2021, June 3, 2021, July 13, 2021, July 21, 2021, July 28, 2021, August 20, 2021, September 23, 2021, October 19, 2021, October 20, 2021, October 22, 2021, October 27, 2021, January 19, 2022, January 26, 2022, March 1, 2022, March 24, 2022, April 27, 2022, June 15, 2022, June 16, 2022, August 15, 2022, September 22, 2022, September 29, 2022, October 27, 2022, November 15, 2022, and November 17, 2022. Interest of $4,679,000 was paid during 2022.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

9. Notes Payable (continued)

The Company also has a line of credit with FHLBC. At December 31, 2023 and 2022, the Company’s line of credit had a balance of $14,000,000 and $18,000,000, respectively. Interest of $1,001,000 and $529,000 was paid during 2023 and 2022, respectively. The effective annual interest rate, and the annual rate at which interest accrued on the loans and the line of credit was 0.70% to 6.21% during 2023 and 0.36% to 4.61% during 2022.

The loans are classified as funding agreements under SSAP 52 and is subject to prepayment penalties. The line of credit is classified as debt under SSAP 15 and is not subject to prepayment penalties.

In order to minimize the impact of large dollar transactions and achieve efficiencies in the management of cash, the Company has established a revolving line of credit with its subsidiary COUNTRY Investors. At December 31, 2023 and 2022, the Company had an outstanding loan with a carrying value and face value of $0, due to COUNTRY Investors. Debt and related interest issued under this arrangement is settled within 30 days following the end of a quarter - March 31, June 30, September 30, December 31. Interest on the line of credit is calculated daily based on the ending loan balance. The effective annual interest rate, and the annual rate at which interest accrued, fluctuated between 4.4% and 5.68% during 2023 and between 0.05% and 4.37% during 2022. Interest of $24,000 and $12,000 was paid during 2023 and 2022, respectively.

In order to minimize the impact of large dollar transactions and achieve efficiencies in the management of cash, the Company has established a revolving line of credit with its insurance affiliate Cotton States Life Insurance Company (Cotton States). At December 31, 2023 and 2022, the Company had an outstanding loan with a carrying value and face value of $0, due to Cotton States. Debt and related interest issued under this arrangement is settled within 30 days following the end of a quarter - March 31, June 30, September 30, December 31. Interest on the line of credit is calculated daily based on the ending loan balance. The effective annual interest rate, and the annual rate at which interest accrued, was 4.82% during 2023 and between 0.05% and 1.46% during 2022. No interest was paid during 2023 or 2022.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

10. Benefit Plans

The Company provides certain health care and life insurance benefits (postretirement benefits) for retirees and fully eligible employees who reached retirement age while working for the Company, which are funded on a pay-as-you-go basis. Subsequent to providing this benefit, all the Company employees were transferred to CC Services, Inc., and future earned benefits are a part of the overall CC Services, Inc. cost allocation. Life insurance benefits are generally set at a fixed amount and are not significant to the Company’s statutory-basis financial statements.

The Company also sponsors a postretirement health plan (the Plan) that covers the Company’s retirees. The Plan provides medical benefits prior to and subsequent to Medicare eligibility. The Plan is contributory, with retiree contributions adjusted when the retiree or spouse becomes eligible for Medicare.

The postretirement benefit plan has an accumulated postretirement obligation of $982,000 and $1,040,000 at December 31, 2023 and 2022, respectively, and no plan assets at both December 31, 2023 and 2022. The plan is underfunded at December 31, 2023 and 2022.

The weighted-average assumptions used to determine net periodic benefit costs were 5.06% and 2.54% for the years ended December 31, 2023 and 2022, respectively. The weighted-average assumptions used to determine the projected benefit obligations were 4.87% and 5.06% for the years ended December 31, 2023 and 2022, respectively.

The Company does not have any regulatory contribution requirements for 2023 and currently does not intend to make voluntary contributions to the Plan in 2023.

11. Capital and Surplus

Life/health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2023, the Company meets the RBC requirements.

The payment of dividends by the Company to IAHC is limited and can only be made from earned profits unless prior approval is received from the Department. The maximum amount of dividends that may be paid by the Company without prior approval of the Department is also subject to restrictions relating to statutory surplus and net income.

The Company paid dividends to IAHC totaling $20,322,000 and $19,423,000 on May 5, 2023 and May 6, 2022, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

12. Commitments and Contingencies

In the normal course of business, the Company is involved in policy-related and non-policy-related litigation. In the opinion of the Company’s management, based on the advice of counsel, any potential settlements are either adequately provided for in the accompanying combined statutory-basis financial statements or would not have a material impact on the statutory-basis financial statements.

In accordance with the terms of its investments in certain joint ventures, the Company has given a commitment to provide $223,064,000 and $228,246,000 of additional capital contributions at December 31, 2023 and 2022, respectively.

In connection with the service agreement with CC Services, Inc., the Company has given an unconditional guarantee on credit agreements held by CC Services, Inc. from Commerce Bank for the total amount of extensions of credit outstanding at the time the request for payment is made.

13. Subsequent Events and Reconciliation to Statutory Annual Statement

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet dates. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Subsequent to the issuance of the statutory annual statements, but prior to the issuance of these statutory financial statements, the Company made an adjustment to the Combined Statements of Cash Flow for the year ended December 31, 2023. In the statutory annual statement, the ‘Financing and miscellaneous activities’ section included an increase to cash provided and a corresponding decrease to cash used of $150,138,000 related to admitted disallowed IMR. Since the admitted disallowed IMR entries were non-cash items, the amounts were removed from the Statements of Cash Flow in these statutory financial statements. The adjustment had no impact on the ‘Net cash used in financing and miscellaneous activities’ or the ‘Increase in cash and cash equivalents’ for the year ended December 31, 2023

CC Services, Inc. gave notice to the Company of its intent to borrow $25,000,000 and $10,000,000 on its credit agreement with the Company on March 4, 2024 and March 26, 2024, respectively. These were subsequently settled on March 11, 2024 and March 26, 2024, respectively.

Management has evaluated subsequent events through the issuance of these financial statements on April 19, 2024, and has determined that there have been no other events or transactions that have occurred during this period that materially impacted the amounts or disclosures in the Company’s financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors of COUNTRY Investors Life Assurance Company and

Contract Owners of COUNTRY Investors Variable Life Account

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise COUNTRY Investors Variable Life Account (the Separate Account), as of December 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 2004.

Chicago, Illinois

April 24, 2024

1

Appendix

Subaccounts comprising COUNTRY Investors Variable Life Account

Subaccounts

American Century VP Capital Appreciation Fund

American Century VP Inflation Protection Bond Fund

American Century VP Ultra® Fund

BNY Mellon VIF Appreciation Portfolio - Initial Shares

BNY Mellon VIF Growth & Income Portfolio - Initial Shares

BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares

Calvert VP EAFE International Index Portfolio - Class F

Calvert VP Russell 2000® Small Cap Index Portfolio

Calvert VP Russell 2000® Small Cap Index Portfolio - Class F

Calvert VP S&P MidCap 400 Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio - Class F

DWS Global Small Cap VIP - Class A

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Growth & Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Initial Class

Fidelity® VIP Index 500 Portfolio - Service Class 2

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class

Fidelity® VIP Real Estate Portfolio - Service Class 2

Franklin Global Real Estate VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Growth VIP Fund - Class 2

LVIP JPMorgan Mid Cap Value Fund - Standard

LVIP JPMorgan Small Cap Core Fund - Standard

LVIP JPMorgan Small Cap Core Fund - Service

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price International Stock Portfolio

2

COUNTRY Investors Variable Life Account

Statements of Assets and Liabilities

December 31, 2023

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
American Century VP Capital Appreciation Fund	$39,369	$39,369	$39,369	$39,409	2,768.54	793.09
American Century VP Inflation Protection Bond Fund	25,900	25,900	25,900	30,632	2,758.24	1,636.46
American Century VP Ultra® Fund	120,358	120,358	120,358	92,483	4,692.32	1,668.42
BNY Mellon VIF Appreciation Portfolio - Initial Shares	211,026	211,026	211,026	222,821	6,025.87	3,684.30
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	97,713	97,713	97,713	90,429	3,023.29	1,601.05
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	87,837	87,837	87,837	94,582	2,094.84	3,001.06
Calvert VP EAFE International Index Portfolio - Class F	171,428	171,428	171,428	158,334	1,812.13	6,768.54
Calvert VP Russell 2000® Small Cap Index Portfolio	199,257	199,257	199,257	191,225	2,498.21	4,982.35
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	10,799	10,799	10,799	10,884	136.93	254.92
Calvert VP S&P MidCap 400 Index Portfolio	162,420	162,420	162,420	147,222	1,358.02	2,858.29
Calvert VP S&P MidCap 400 Index Portfolio - Class F	2,782	2,782	2,782	2,536	23.32	107.17
DWS Global Small Cap VIP - Class A	12,683	12,683	12,683	12,540	1,213.70	316.07
Federated Hermes Government Money Fund II - Service Shares	130,922	130,922	130,922	130,922	130,922.10	11,969.84
Federated Hermes Managed Volatility Fund II - Primary Shares	74,016	74,016	74,016	82,190	8,205.79	3,552.18
Federated Hermes Quality Bond Fund II - Primary Shares	265,193	265,193	265,193	279,848	26,153.20	19,417.49
Fidelity® VIP Contrafund® Portfolio - Initial Class	995,558	995,558	995,558	791,062	20,472.09	14,120.97
Fidelity® VIP Contrafund® Portfolio - Service Class 2	49,716	49,716	49,716	42,789	1,061.63	712.09
Fidelity® VIP Growth & Income Portfolio - Initial Class	83,641	83,641	83,641	67,244	3,093.24	1,554.64
Fidelity® VIP Growth Portfolio - Initial Class	265,437	265,437	265,437	225,633	2,851.10	3,592.13
Fidelity® VIP Growth Portfolio - Service Class 2	44,130	44,130	44,130	39,674	490.77	558.03
Fidelity® VIP High Income Portfolio - Service Class 2	11,582	11,582	11,582	12,738	2,644.39	416.25
Fidelity® VIP Index 500 Portfolio - Initial Class	1,310,846	1,310,846	1,310,846	779,126	2,838.62	21,752.56
Fidelity® VIP Index 500 Portfolio - Service Class 2	375,191	375,191	375,191	255,359	824.09	5,567.31
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	891,199	891,199	891,199	1,034,129	79,785.06	65,364.35
Fidelity® VIP Mid Cap Portfolio - Service Class 2	553,097	553,097	553,097	516,659	15,944.00	9,348.63
Fidelity® VIP Overseas Portfolio - Initial Class	345,709	345,709	345,709	313,318	13,389.20	11,232.40
Fidelity® VIP Real Estate Portfolio - Service Class 2	55,766	55,766	55,766	58,588	3,303.68	1,290.70
Franklin Global Real Estate VIP Fund - Class 2	235,117	235,117	235,117	262,762	18,734.46	12,130.51
Franklin Mutual Shares VIP Fund - Class 2	142,572	142,572	142,572	162,775	9,300.21	4,333.83
Franklin Small Cap Value VIP Fund - Class 2	313,955	313,955	313,955	315,523	23,659.04	6,243.27
Franklin Small-Mid Cap Growth VIP Fund - Class 2	111,077	111,077	111,077	127,622	8,339.11	2,207.74
Franklin U.S. Government Securities VIP Fund - Class 2	41,523	41,523	41,523	46,105	4,007.99	2,718.23
Templeton Growth VIP Fund - Class 2	58,198	58,198	58,198	55,638	4,853.87	2,374.09
LVIP JPMorgan Mid Cap Value Fund - Standard	238,106	238,106	238,106	247,096	23,405.66	4,286.93

See accompanying notes, including note 6 which includes per unit information.

3

COUNTRY Investors Variable Life Account

Statements of Assets and Liabilities (continued)

December 31, 2023

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
LVIP JPMorgan Small Cap Core Fund - Standard	$212,368	$212,368	$212,368	$219,513	10,699.19	4,448.02
LVIP JPMorgan Small Cap Core Fund - Service	45,154	45,154	45,154	44,567	2,302.84	858.83
T. Rowe Price All-Cap Opportunities Portfolio	845,849	845,849	845,849	830,198	24,588.63	9,233.69
T. Rowe Price Equity Income Portfolio	960,055	960,055	960,055	896,103	34,584.12	22,833.97
T. Rowe Price Moderate Allocation Portfolio	175,782	175,782	175,782	179,381	8,780.32	4,957.65
T. Rowe Price International Stock Portfolio	511,354	511,354	511,354	511,294	34,067.56	17,815.68

See accompanying notes, including note 6 which includes per unit information.

4

COUNTRY Investors Variable Life Account

Statements of Operations

Year Ended December 31, 2023

	Income		Realized gain (loss) on investments
Subaccount	Dividends	Net investment income	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations
American Century VP Capital Appreciation Fund	$-	$-	$(61)	$55	$(6)	$7,339	$7,333
American Century VP Inflation Protection Bond Fund	922	922	(53)	-	(53)	34	903
American Century VP Ultra® Fund	-	-	5,036	7,573	12,609	25,907	38,516
BNY Mellon VIF Appreciation Portfolio - Initial Shares	1,467	1,467	(5,832)	17,732	11,900	25,471	38,838
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	579	579	(57)	9,215	9,158	10,766	20,503
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	267	267	(357)	1,797	1,440	5,687	7,394
Calvert VP EAFE International Index Portfolio - Class F	4,784	4,784	441	-	441	21,354	26,579
Calvert VP Russell 2000® Small Cap Index Portfolio	1,584	1,584	(708)	101	(607)	27,740	28,717
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	99	99	(646)	6	(640)	2,131	1,590
Calvert VP S&P MidCap 400 Index Portfolio	1,846	1,846	1,800	6,229	8,029	13,103	22,978
Calvert VP S&P MidCap 400 Index Portfolio - Class F	44	44	(314)	150	(164)	614	494
DWS Global Small Cap VIP - Class A	93	93	(123)	61	(62)	2,399	2,430
Federated Hermes Government Money Fund II - Service Shares	5,820	5,820	(1)	-	(1)	-	5,819
Federated Hermes Managed Volatility Fund II - Primary Shares	1,303	1,303	(3,553)	-	(3,553)	8,435	6,185
Federated Hermes Quality Bond Fund II - Primary Shares	6,990	6,990	(3,646)	-	(3,646)	12,174	15,518
Fidelity® VIP Contrafund® Portfolio - Initial Class	4,406	4,406	14,944	31,632	46,576	202,468	253,450
Fidelity® VIP Contrafund® Portfolio - Service Class 2	118	118	502	1,628	2,130	10,051	12,299
Fidelity® VIP Growth & Income Portfolio - Initial Class	1,309	1,309	3,685	2,962	6,647	5,537	13,493
Fidelity® VIP Growth Portfolio - Initial Class	308	308	11,791	11,140	22,931	51,337	74,576
Fidelity® VIP Growth Portfolio - Service Class 2	1	1	624	1,900	2,524	9,401	11,926
Fidelity® VIP High Income Portfolio - Service Class 2	637	637	(43)	-	(43)	429	1,023
Fidelity® VIP Index 500 Portfolio - Initial Class	17,563	17,563	36,772	10,714	47,486	211,121	276,170
Fidelity® VIP Index 500 Portfolio - Service Class 2	4,298	4,298	10,649	3,110	13,759	60,600	78,657
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	22,507	22,507	(13,042)	-	(13,042)	41,468	50,933
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,011	2,011	(4,201)	14,974	10,773	59,162	71,946
Fidelity® VIP Overseas Portfolio - Initial Class	3,383	3,383	3,835	856	4,691	52,647	60,721
Fidelity® VIP Real Estate Portfolio - Service Class 2	1,159	1,159	(51)	1,789	1,738	2,165	5,062
Franklin Global Real Estate VIP Fund - Class 2	5,817	5,817	(7,205)	-	(7,205)	25,396	24,008
Franklin Mutual Shares VIP Fund - Class 2	2,502	2,502	(1,664)	11,514	9,850	4,510	16,862
Franklin Small Cap Value VIP Fund - Class 2	1,515	1,515	(12,263)	16,419	4,156	30,088	35,759

See accompanying notes.

5

COUNTRY Investors Variable Life Account

Statements of Operations (continued)

Year Ended December 31, 2023

	Income		Realized gain (loss) on investments
Subaccount	Dividends	Net investment income	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations
Franklin Small-Mid Cap Growth VIP Fund - Class 2	$-	$-	$(3,043)	$-	$(3,043)	$26,766	$23,723
Franklin U.S. Government Securities VIP Fund - Class 2	1,071	1,071	(492)	-	(492)	1,174	1,753
Templeton Growth VIP Fund - Class 2	1,974	1,974	(1,811)	-	(1,811)	10,460	10,623
LVIP JPMorgan Mid Cap Value Fund - Standard	7,227	7,227	(2,261)	19,729	17,468	(557)	24,138
LVIP JPMorgan Small Cap Core Fund - Standard	2,699	2,699	(454)	1,696	1,242	20,614	24,555
LVIP JPMorgan Small Cap Core Fund - Service	410	410	125	349	474	4,100	4,984
T. Rowe Price All-Cap Opportunities Portfolio	1,940	1,940	3,095	55,736	58,831	140,627	201,398
T. Rowe Price Equity Income Portfolio	18,838	18,838	(4,734)	39,064	34,330	29,636	82,804
T. Rowe Price Moderate Allocation Portfolio	3,828	3,828	173	478	651	19,259	23,738
T. Rowe Price International Stock Portfolio	4,866	4,866	(11,470)	-	(11,470)	80,999	74,395

See accompanying notes.

6

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2023

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2022	Net investment income	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2023
American Century VP Capital Appreciation Fund	$35,112	$-	$(6)	$7,339	$7,333	$2,149	$(3,774)	$-	$(1,290)	$(161)	$(3,076)	$4,257	$39,369
American Century VP Inflation Protection Bond Fund	25,088	922	(53)	34	903	836	-	-	(996)	69	(91)	812	25,900
American Century VP Ultra® Fund	94,490	-	12,609	25,907	38,516	3,994	(5,093)	(5,130)	(5,419)	(1,000)	(12,648)	25,868	120,358
BNY Mellon VIF Appreciation Portfolio - Initial Shares	193,016	1,467	11,900	25,471	38,838	8,260	(16,731)	-	(9,709)	(2,648)	(20,828)	18,010	211,026
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	76,634	579	9,158	10,766	20,503	4,158	-	-	(3,582)	-	576	21,079	97,713
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	79,109	267	1,440	5,687	7,394	4,414	-	(78)	(2,994)	(8)	1,334	8,728	87,837
Calvert VP EAFE International Index Portfolio - Class F	154,133	4,784	441	21,354	26,579	8,992	(3,910)	(751)	(5,313)	(8,302)	(9,284)	17,295	171,428
Calvert VP Russell 2000® Small Cap Index Portfolio	174,666	1,584	(607)	27,740	28,717	9,762	(6,123)	(2,192)	(6,066)	493	(4,126)	24,591	199,257
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	10,147	99	(640)	2,131	1,590	1,536	-	(1,068)	(841)	(565)	(938)	652	10,799
Calvert VP S&P MidCap 400 Index Portfolio	144,357	1,846	8,029	13,103	22,978	7,191	(1,416)	(4,814)	(6,303)	427	(4,915)	18,063	162,420
Calvert VP S&P MidCap 400 Index Portfolio - Class F	3,363	44	(164)	614	494	1,203	-	(1,094)	(507)	(677)	(1,075)	(581)	2,782
DWS Global Small Cap VIP - Class A	9,364	93	(62)	2,399	2,430	1,257	(15)	-	(333)	(20)	889	3,319	12,683
Federated Hermes Government Money Fund II - Service Shares	128,783	5,820	(1)	-	5,819	12,315	(10,874)	(145)	(5,104)	128	(3,680)	2,139	130,922
Federated Hermes Managed Volatility Fund II - Primary Shares	77,852	1,303	(3,553)	8,435	6,185	7,375	(10,983)	(2,084)	(4,261)	(68)	(10,021)	(3,836)	74,016
Federated Hermes Quality Bond Fund II - Primary Shares	261,863	6,990	(3,646)	12,174	15,518	21,228	(18,049)	(3,857)	(13,049)	1,539	(12,188)	3,330	265,193
Fidelity® VIP Contrafund® Portfolio - Initial Class	765,562	4,406	46,576	202,468	253,450	38,654	(30,523)	-	(27,110)	(4,475)	(23,454)	229,996	995,558

See accompanying notes.

7

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2023

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2022	Net investment income	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$36,593	$118	$2,130	$10,051	$12,299	$4,391	$(81)	$-	$(1,448)	$(2,038)	$824	$13,123	$49,716
Fidelity® VIP Growth & Income Portfolio - Initial Class	76,918	1,309	6,647	5,537	13,493	4,258	(6,794)	-	(4,024)	(210)	(6,770)	6,723	83,641
Fidelity® VIP Growth Portfolio - Initial Class	221,753	308	22,931	51,337	74,576	9,923	(13,066)	(15,328)	(8,079)	(4,342)	(30,892)	43,684	265,437
Fidelity® VIP Growth Portfolio - Service Class 2	34,367	1	2,524	9,401	11,926	1,987	-	-	(2,206)	(1,944)	(2,163)	9,763	44,130
Fidelity® VIP High Income Portfolio - Service Class 2	9,096	637	(43)	429	1,023	1,718	(8)	-	(247)	-	1,463	2,486	11,582
Fidelity® VIP Index 500 Portfolio - Initial Class	1,068,140	17,563	47,486	211,121	276,170	47,841	(17,813)	(6,838)	(38,101)	(18,553)	(33,464)	242,706	1,310,846
Fidelity® VIP Index 500 Portfolio - Service Class 2	306,576	4,298	13,759	60,600	78,657	14,394	(4,625)	(829)	(11,344)	(7,638)	(10,042)	68,615	375,191
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	817,913	22,507	(13,042)	41,468	50,933	61,427	(25,143)	(5,521)	(51,835)	43,425	22,353	73,286	891,199
Fidelity® VIP Mid Cap Portfolio - Service Class 2	496,834	2,011	10,773	59,162	71,946	25,340	(14,678)	(1,216)	(21,791)	(3,338)	(15,683)	56,263	553,097
Fidelity® VIP Overseas Portfolio - Initial Class	305,517	3,383	4,691	52,647	60,721	19,447	(15,409)	(1,457)	(12,163)	(10,947)	(20,529)	40,192	345,709
Fidelity® VIP Real Estate Portfolio - Service Class 2	41,748	1,159	1,738	2,165	5,062	3,252	(941)	(191)	(1,444)	8,280	8,956	14,018	55,766
Franklin Global Real Estate VIP Fund - Class 2	207,884	5,817	(7,205)	25,396	24,008	13,295	(13,066)	(354)	(8,244)	11,594	3,225	27,233	235,117
Franklin Mutual Shares VIP Fund - Class 2	123,484	2,502	9,850	4,510	16,862	6,499	-	-	(4,298)	25	2,226	19,088	142,572
Franklin Small Cap Value VIP Fund - Class 2	291,497	1,515	4,156	30,088	35,759	17,101	(14,967)	(2,341)	(13,063)	(31)	(13,301)	22,458	313,955
Franklin Small-Mid Cap Growth VIP Fund - Class 2	90,320	-	(3,043)	26,766	23,723	4,134	(292)	-	(7,044)	236	(2,966)	20,757	111,077
Franklin U.S. Government Securities VIP Fund - Class 2	38,061	1,071	(492)	1,174	1,753	4,884	(862)	-	(2,580)	267	1,709	3,462	41,523

See accompanying notes.

8

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2023

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2022	Net investment income	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2023
Templeton Growth VIP Fund - Class 2	$52,644	$1,974	$(1,811)	$10,460	$10,623	$4,953	$(7,701)	$(72)	$(2,132)	$(117)	$(5,069)	$5,554	$58,198
LVIP JPMorgan Mid Cap Value Fund - Standard	221,204	7,227	17,468	(557)	24,138	12,896	(6,951)	(4,163)	(9,609)	591	(7,236)	16,902	238,106
LVIP JPMorgan Small Cap Core Fund - Standard	187,173	2,699	1,242	20,614	24,555	9,855	(3,246)	(348)	(5,327)	(294)	640	25,195	212,368
LVIP JPMorgan Small Cap Core Fund - Service	37,941	410	474	4,100	4,984	3,196	(671)	(144)	(1,244)	1,092	2,229	7,213	45,154
T. Rowe Price All-Cap Opportunities Portfolio	722,441	1,940	58,831	140,627	201,398	39,445	(21,849)	(9,057)	(33,416)	(53,113)	(77,990)	123,408	845,849
T. Rowe Price Equity Income Portfolio	896,240	18,838	34,330	29,636	82,804	54,707	(30,582)	(4,202)	(37,156)	(1,756)	(18,989)	63,815	960,055
T. Rowe Price Moderate Allocation Portfolio	156,885	3,828	651	19,259	23,738	10,551	(4,849)	(709)	(9,742)	(92)	(4,841)	18,897	175,782
T. Rowe Price International Stock Portfolio	469,796	4,866	(11,470)	80,999	74,395	30,173	(13,825)	(6,318)	(23,129)	(19,738)	(32,837)	41,558	511,354

See accompanying notes.

9

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
American Century VP Capital Appreciation Fund	$46,757	$-	$4,850	$(18,054)	$(13,204)	$2,234	$-	$-	$(1,314)	$639	$1,559	$(11,645)	$35,112
American Century VP Inflation Protection Bond Fund	27,502	1,389	170	(5,261)	(3,702)	708	-	-	(1,041)	1,621	1,288	(2,414)	25,088
American Century VP Ultra® Fund	141,585	-	14,216	(59,766)	(45,550)	4,081	76	-	(5,322)	(380)	(1,545)	(47,095)	94,490
BNY Mellon VIF Appreciation Portfolio - Initial Shares	238,447	1,349	56,167	(100,685)	(43,169)	8,803	-	-	(9,964)	(1,101)	(2,262)	(45,431)	193,016
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	89,984	632	15,784	(29,699)	(13,283)	4,374	(1,089)	-	(3,355)	3	(67)	(13,350)	76,634
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	93,370	-	16,505	(32,114)	(15,609)	4,475	1	(58)	(3,071)	1	1,348	(14,261)	79,109
Calvert VP EAFE International Index Portfolio - Class F	179,366	5,612	993	(31,038)	(24,433)	8,821	(30,698)	(3,516)	(4,941)	29,534	(800)	(25,233)	154,133
Calvert VP Russell 2000® Small Cap Index Portfolio	232,523	1,529	20,051	(69,156)	(47,576)	9,710	(20,993)	-	(6,664)	7,666	(10,281)	(57,857)	174,666
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	10,692	145	1,882	(5,499)	(3,472)	1,610	-	(6,248)	(899)	8,464	2,927	(545)	10,147
Calvert VP S&P MidCap 400 Index Portfolio	196,677	1,427	27,043	(53,589)	(25,119)	8,326	(27,389)	-	(6,602)	(1,536)	(27,201)	(52,320)	144,357
Calvert VP S&P MidCap 400 Index Portfolio - Class F	2,629	95	(123)	(1,242)	(1,270)	457	-	(6,567)	(582)	8,696	2,004	734	3,363
DWS Global Small Cap VIP - Class A	9,578	53	1,614	(4,275)	(2,608)	952	-	-	(310)	1,752	2,394	(214)	9,364
Federated Hermes Government Money Fund II - Service Shares	124,896	1,468	-	-	1,468	12,032	(1,345)	-	(5,423)	(2,845)	2,419	3,887	128,783
Federated Hermes Managed Volatility Fund II - Primary Shares	98,130	1,783	20,809	(37,048)	(14,456)	7,012	(10,085)	(6,958)	(4,151)	8,360	(5,822)	(20,278)	77,852
Federated Hermes Quality Bond Fund II - Primary Shares	290,288	6,824	2,440	(36,137)	(26,873)	22,696	(7,774)	(1,354)	(13,773)	(1,347)	(1,552)	(28,425)	261,863
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,104,492	4,450	68,191	(360,501)	(287,860)	37,570	(33,843)	-	(27,321)	(27,476)	(51,070)	(338,930)	765,562

See accompanying notes.

10

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$43,336	$107	$2,472	$(14,695)	$(12,116)	$3,813	$(1,060)	$-	$(1,593)	$4,213	$5,373	$(6,743)	$36,593
Fidelity® VIP Growth & Income Portfolio - Initial Class	90,168	1,298	3,956	(9,966)	(4,712)	4,311	(8,535)	-	(3,840)	(474)	(8,538)	(13,250)	76,918
Fidelity® VIP Growth Portfolio - Initial Class	307,447	1,532	23,503	(99,758)	(74,723)	9,507	(12,641)	-	(7,928)	91	(10,971)	(85,694)	221,753
Fidelity® VIP Growth Portfolio - Service Class 2	45,906	130	3,859	(15,192)	(11,203)	3,443	(1,045)	-	(2,314)	(420)	(336)	(11,539)	34,367
Fidelity® VIP High Income Portfolio - Service Class 2	5,627	490	(24)	(1,510)	(1,044)	1,400	-	-	(223)	3,336	4,513	3,469	9,096
Fidelity® VIP Index 500 Portfolio - Initial Class	1,363,743	16,849	56,437	(316,651)	(243,365)	47,500	(47,139)	(3,382)	(39,023)	(10,194)	(52,238)	(295,603)	1,068,140
Fidelity® VIP Index 500 Portfolio - Service Class 2	435,452	4,067	37,565	(115,798)	(74,166)	15,192	(51,280)	(5,859)	(11,458)	(1,305)	(54,710)	(128,876)	306,576
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,061,735	18,584	32,324	(176,541)	(125,633)	59,629	(158,472)	(4,760)	(53,769)	39,183	(118,189)	(243,822)	817,913
Fidelity® VIP Mid Cap Portfolio - Service Class 2	649,865	1,445	32,165	(127,683)	(94,073)	28,867	(36,975)	(5,105)	(22,129)	(23,616)	(58,958)	(153,031)	496,834
Fidelity® VIP Overseas Portfolio - Initial Class	392,925	3,461	5,822	(104,250)	(94,967)	19,444	(22,086)	(3,705)	(11,885)	25,791	7,559	(87,408)	305,517
Fidelity® VIP Real Estate Portfolio - Service Class 2	68,941	537	2,512	(20,291)	(17,242)	3,245	(10,818)	(1,410)	(1,655)	687	(9,951)	(27,193)	41,748
Franklin Global Real Estate VIP Fund - Class 2	272,649	5,406	15,195	(91,069)	(70,468)	14,409	(4,320)	(1,395)	(8,738)	5,747	5,703	(64,765)	207,884
Franklin Mutual Shares VIP Fund - Class 2	131,064	2,318	13,065	(25,215)	(9,832)	6,546	-	(205)	(4,034)	(55)	2,252	(7,580)	123,484
Franklin Small Cap Value VIP Fund - Class 2	339,377	2,934	47,293	(83,635)	(33,408)	19,595	(16,246)	(1,753)	(13,262)	(2,806)	(14,472)	(47,880)	291,497
Franklin Small-Mid Cap Growth VIP Fund - Class 2	138,105	-	24,554	(71,024)	(46,470)	4,187	(719)	-	(6,607)	1,824	(1,315)	(47,785)	90,320
Franklin U.S. Government Securities VIP Fund - Class 2	39,987	909	(412)	(4,480)	(3,983)	5,048	-	-	(2,651)	(340)	2,057	(1,926)	38,061

See accompanying notes.

11

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Templeton Growth VIP Fund - Class 2	$58,301	$82	$(1,583)	$(5,077)	$(6,578)	$4,940	$(1,550)	$(200)	$(2,250)	$(19)	$921	$(5,657)	$52,644
LVIP JPMorgan Mid Cap Value Fund - Standard	239,713	2,143	33,074	(54,920)	(19,703)	12,655	13	(326)	(9,758)	(1,390)	1,194	(18,509)	221,204
LVIP JPMorgan Small Cap Core Fund - Standard	231,044	886	41,984	(87,556)	(44,686)	9,502	(3,021)	(530)	(5,729)	593	815	(43,871)	187,173
LVIP JPMorgan Small Cap Core Fund - Service	52,284	34	10,006	(19,447)	(9,407)	3,037	(9,324)	(944)	(1,349)	3,644	(4,936)	(14,343)	37,941
T. Rowe Price All-Cap Opportunities Portfolio	965,423	-	47,569	(245,911)	(198,342)	42,411	(90,926)	(14,603)	(33,563)	52,041	(44,640)	(242,982)	722,441
T. Rowe Price Equity Income Portfolio	1,114,160	17,764	46,748	(96,965)	(32,453)	54,756	(117,129)	(16,319)	(41,594)	(65,181)	(185,467)	(217,920)	896,240
T. Rowe Price Moderate Allocation Portfolio	186,908	2,597	3,379	(40,763)	(34,787)	13,569	2	-	(9,135)	328	4,764	(30,023)	156,885
T. Rowe Price International Stock Portfolio	592,618	3,797	(7,908)	(86,858)	(90,969)	29,597	(58,759)	(14,786)	(22,847)	34,942	(31,853)	(122,822)	469,796

See accompanying notes.

12

COUNTRY Investors Variable Life Account

Notes to Financial Statements

December 31, 2023

1. Organization and Significant Accounting Policies

Organization

COUNTRY Investors Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by COUNTRY Investors Life Assurance Company (the Company) in 2002, and exists in accordance with the rules and regulations of the Illinois Department of Insurance. The Account is a funding vehicle for flexible premium variable life insurance policies issued by the Company. The Company discontinued underwriting new sales of variable life insurance policies but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following forty-three investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund
American Century Variable Portfolios, Inc.	Fidelity® Variable Insurance Products Funds (continued)
American Century VP Capital Appreciation Fund	Fidelity® VIP Growth Portfolio - Service Class 2
American Century VP Inflation Protection Bond Fund	Fidelity® VIP High Income Portfolio - Service Class 2
American Century VP Ultra® Fund	Fidelity® VIP Index 500 Portfolio - Initial Class
BNY Mellon Variable Investment Fund	Fidelity® VIP Index 500 Portfolio - Service Class 2
BNY Mellon VIF Appreciation Portfolio - Initial Shares	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	Fidelity® VIP Mid Cap Portfolio - Service Class 2
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	Fidelity® VIP Overseas Portfolio - Initial Class
Calvert Variable Products, Inc.	Fidelity® VIP Real Estate Portfolio - Service Class 2
Calvert VP EAFE International Index Portfolio - Class F	Franklin Templeton Variable Insurance Products Trust
Calvert VP Russell 2000® Small Cap Index Portfolio	Franklin Global Real Estate VIP Fund - Class 2
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	Franklin Mutual Shares VIP Fund - Class 2
Calvert VP S&P MidCap 400 Index Portfolio	Franklin Small Cap Value VIP Fund - Class 2
Calvert VP S&P MidCap 400 Index Portfolio - Class F	Franklin Small-Mid Cap Growth VIP Fund - Class 2
Deutsche DWS Variable Series I	Franklin U.S. Government Securities VIP Fund - Class 2
DWS Global Small Cap VIP - Class A	Templeton Global Bond VIP Fund - Class 2 (1)
Deutsche DWS Variable Series II	Templeton Growth VIP Fund - Class 2
DWS International Growth VIP - Class A (1)	Lincoln Variable Insurance Products Trust (2)
Federated Hermes Insurance Series	LVIP JPMorgan Mid Cap Value Fund – Standard (2)
Federated Hermes Government Money Fund II - Service Shares	LVIP JPMorgan Small Cap Core Fund – Standard (2)
Federated Hermes Managed Volatility Fund II - Primary Shares	LVIP JPMorgan Small Cap Core Fund – Service (2)
Federated Hermes Quality Bond Fund II - Primary Shares	T. Rowe Price Equity Series, Inc.
Fidelity® Variable Insurance Products Funds	T. Rowe Price All-Cap Opportunities Portfolio
Fidelity® VIP Contrafund® Portfolio - Initial Class	T. Rowe Price Equity Income Portfolio
Fidelity® VIP Contrafund® Portfolio - Service Class 2	T. Rowe Price Moderate Allocation Portfolio
Fidelity® VIP Disciplined Small Cap - Service Class 2 (1)	T. Rowe Price International Series, Inc.
Fidelity® VIP Growth & Income Portfolio - Initial Class	T. Rowe Price International Stock Portfolio
Fidelity® VIP Growth Portfolio - Initial Class

13

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

(1)	Subaccount was inactive during 2023 and 2022; accordingly, a Statement of Assets and Liabilities, a Statement of Operations and a Statement of Changes in Net Assets have not been presented herein.

(2)	On April 28, 2023, J.P. Morgan Insurance Trust funds were reorganized into newly formed funds of Lincoln Variable Insurance Products Trust. On that date, assets of each fund were transferred as noted below. In addition, subaccounts that had invested in the J.P. Morgan Insurance Trust funds transferred their investment into the respective newly formed fund as noted below.

Newly formed fund/portfolio	Former fund/portfolio
LVIP JPMorgan Mid Cap Value Fund – Standard	J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1
LVIP JPMorgan Small Cap Core Fund – Standard	J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1
LVIP JPMorgan Small Cap Core Fund – Service	J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2023, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

14

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts to compensate for the services and benefits it provides, costs and expenses the Company incurs, and risks the Company assumes. The following summarizes those amounts.

Premium Expense Charge: Premiums paid by the policyholders are reduced by an amount not to exceed 6% of each premium payment. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and subdivisions.

Monthly Deductions: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A monthly expense charge is assessed in each policy year based on insured’s age and insured’s underwriting class. (For policies issued prior to November 1, 2008, a monthly expense charge of $6 is assessed.) The monthly expense charge is to compensate for the administration of the policy and the Account. A monthly unit charge is assessed based on the specified amount (amount of insurance selected) and the insured’s underwriting class during the first nineteen policy years. (For policies issued prior to November 1, 2008, a monthly unit charge is assessed during the first fifteen policy years.) The monthly unit charge is used to compensate for underwriting, processing and start-up-expenses incurred with the policy and the Account. In addition, monthly deductions are assessed for any additional benefits provided by riders. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge of $10 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. For policies issued on or after November 1, 2008, surrender charges are applicable, for the first nineteen policy years and are imposed on amounts surrendered based on age, sex, underwriting class and policy year as described in the Account’s prospectus.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

15

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2023:

	Cost of	Proceeds
Subaccount	Purchases	from Sales

American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$2,144	$5,165
American Century VP Inflation Protection Bond Fund	1,551	720
American Century VP Ultra® Fund	11,092	16,167

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	25,957	27,586
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	13,275	2,905
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	5,763	2,365

Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	11,834	16,334
Calvert VP Russell 2000® Small Cap Index Portfolio	12,012	14,453
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	1,981	2,814
Calvert VP S&P MidCap 400 Index Portfolio	14,707	11,547
Calvert VP S&P MidCap 400 Index Portfolio - Class F	1,405	2,286

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	1,387	344

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	19,238	17,098
Federated Hermes Managed Volatility Fund II - Primary Shares	8,295	17,013
Federated Hermes Quality Bond Fund II - Primary Shares	26,065	31,263

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	71,519	58,935
Fidelity® VIP Contrafund® Portfolio - Service Class 2	5,732	3,162
Fidelity® VIP Growth & Income Portfolio - Initial Class	8,174	10,673
Fidelity® VIP Growth Portfolio - Initial Class	20,553	39,997
Fidelity® VIP Growth Portfolio - Service Class 2	3,888	4,150
Fidelity® VIP High Income Portfolio - Service Class 2	2,347	247
Fidelity® VIP Index 500 Portfolio - Initial Class	64,177	69,364
Fidelity® VIP Index 500 Portfolio - Service Class 2	21,309	23,943
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	129,388	84,528
Fidelity® VIP Mid Cap Portfolio - Service Class 2	37,290	35,988
Fidelity® VIP Overseas Portfolio - Initial Class	20,662	36,952
Fidelity® VIP Real Estate Portfolio - Service Class 2	14,021	2,117

16

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$30,283	$21,241
Franklin Mutual Shares VIP Fund - Class 2	20,018	3,776
Franklin Small Cap Value VIP Fund - Class 2	35,563	30,930
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,564	6,530
Franklin U.S. Government Securities VIP Fund - Class 2	5,764	2,984
Templeton Growth VIP Fund - Class 2	6,343	9,438

Lincoln Variable Insurance Products Trust:
LVIP JPMorgan Mid Cap Value Fund - Standard	39,719	19,999
LVIP JPMorgan Small Cap Core Fund - Standard	12,750	7,715
LVIP JPMorgan Small Cap Core Fund - Service	4,607	1,619

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	84,876	105,190
T. Rowe Price Equity Income Portfolio	103,228	64,315
T. Rowe Price Moderate Allocation Portfolio	13,139	13,674

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	26,029	54,000

17

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2023 and 2022:

		Period Ended December 31,
	2023			2022
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	45	106	(61)	66	29	37
American Century VP Inflation Protection Bond Fund	41	47	(6)	123	49	74
American Century VP Ultra® Fund	56	268	(212)	76	101	(25)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	130	522	(392)	168	218	(50)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	63	53	10	79	79	-
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	133	86	47	140	93	47

Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	301	684	(383)	1,671	1,615	56
Calvert VP Russell 2000® Small Cap Index Portfolio	290	400	(110)	414	710	(296)
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	48	72	(24)	441	395	46
Calvert VP S&P MidCap 400 Index Portfolio	128	220	(92)	136	669	(533)
Calvert VP S&P MidCap 400 Index Portfolio - Class F	50	93	(43)	699	651	48

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	35	10	25	73	8	65

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	1,260	1,597	(337)	1,086	852	234
Federated Hermes Managed Volatility Fund II - Primary Shares	357	866	(509)	1,117	1,470	(353)
Federated Hermes Quality Bond Fund II - Primary Shares	1,453	2,386	(933)	1,490	1,607	(117)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	585	955	(370)	619	1,533	(914)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	67	53	14	131	40	91
Fidelity® VIP Growth & Income Portfolio - Initial Class	80	222	(142)	85	279	(194)
Fidelity® VIP Growth Portfolio - Initial Class	143	639	(496)	147	341	(194)
Fidelity® VIP Growth Portfolio - Service Class 2	29	62	(33)	55	58	(3)
Fidelity® VIP High Income Portfolio - Service Class 2	65	9	56	172	9	163
Fidelity® VIP Index 500 Portfolio - Initial Class	674	1,289	(615)	755	1,744	(989)
Fidelity® VIP Index 500 Portfolio - Service Class 2	235	394	(159)	284	1,194	(910)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	8,147	6,493	1,654	5,901	14,175	(8,274)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	377	669	(292)	408	1,490	(1,082)
Fidelity® VIP Overseas Portfolio - Initial Class	583	1,313	(730)	1,538	1,194	344
Fidelity® VIP Real Estate Portfolio - Service Class 2	272	53	219	95	302	(207)

18

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

		Period Ended December 31,
	2023			2022
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	1,378	1,199	179	964	602	362
Franklin Mutual Shares VIP Fund - Class 2	200	125	75	207	132	75
Franklin Small Cap Value VIP Fund - Class 2	388	680	(292)	370	678	(308)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	81	148	(67)	126	158	(32)
Franklin U.S. Government Securities VIP Fund - Class 2	317	202	115	333	198	135
Templeton Growth VIP Fund - Class 2	195	420	(225)	242	190	52

Lincoln Variable Insurance Products Trust:
LVIP JPMorgan Mid Cap Value Fund - Standard	250	380	(130)	212	191	21
LVIP JPMorgan Small Cap Core Fund - Standard	189	175	14	223	203	20
LVIP JPMorgan Small Cap Core Fund - Service	78	33	45	120	208	(88)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	336	1,273	(937)	1,047	1,544	(497)
T. Rowe Price Equity Income Portfolio	1,160	1,676	(516)	1,278	5,985	(4,707)
T. Rowe Price Moderate Allocation Portfolio	271	417	(146)	384	247	137

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	790	2,000	(1,210)	2,271	3,449	(1,178)

19

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2023, 2022, 2021, 2020 and 2019, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

American Century VP Capital Appreciation Fund:
2023	793	$49.64	$39,369	-%	-%	20.69%
2022	854	41.13	35,112	-	-	(28.11)
2021	817	57.21	46,757	-	-	11.15
2020	818	51.47	42,122	-	-	42.46
2019	806	36.13	29,137	-	-	35.57
American Century VP Inflation Protection Bond Fund:
2023	1,636	15.83	25,900	3.63	-	3.60
2022	1,642	15.28	25,088	5.20	-	(12.84)
2021	1,568	17.53	27,502	5.97	-	6.57
2020	173	16.45	2,842	1.74	-	9.81
2019	119	14.98	1,787	2.35	-	9.18
American Century VP Ultra® Fund:
2023	1,668	72.14	120,358	-	-	43.51
2022	1,880	50.27	94,490	-	-	(32.37)
2021	1,905	74.33	141,585	-	-	23.14
2020	2,146	60.36	129,510	-	-	49.85
2019	2,243	40.28	90,334	-	-	34.58
BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2023	3,684	57.28	211,026	0.72	-	20.97
2022	4,076	47.35	193,016	0.67	-	(18.07)
2021	4,126	57.79	238,447	0.44	-	27.12
2020	4,292	45.46	195,092	0.79	-	23.70
2019	4,397	36.75	161,595	1.18	-	36.11
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2023	1,601	61.03	97,713	0.66	-	26.70
2022	1,591	48.17	76,634	0.80	-	(14.82)
2021	1,591	56.55	89,984	0.47	-	25.61
2020	1,635	45.02	73,592	0.77	-	24.64
2019	1,695	36.12	61,243	1.08	-	29.09
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2023	3,001	29.27	87,837	0.32	-	9.30
2022	2,954	26.78	79,109	-	-	(16.63)
2021	2,907	32.12	93,370	0.10	-	16.46
2020	3,452	27.58	95,206	0.64	-	19.86
2019	3,400	23.01	78,224	-	-	21.81
Calvert VP EAFE International Index Portfolio - Class F:
2023	6,769	25.33	171,428	2.93	-	17.54
2022	7,152	21.55	154,133	3.85	-	(14.75)
2021	7,096	25.28	179,366	1.79	-	10.68
2020	7,070	22.84	161,499	3.36	-	7.53
2019	7,397	21.24	157,095	2.42	-	21.03

20

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Calvert VP Russell 2000® Small Cap Index Portfolio:
2023	4,982	$39.99	$199,257	0.88%	-%	16.59%
2022	5,092	34.30	174,666	0.79	-	(20.51)
2021	5,388	43.15	232,523	0.76	-	14.52
2020	5,426	37.68	204,431	1.10	-	19.66
2019	5,430	31.49	170,989	0.91	-	25.06
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F:
2023	255	42.36	10,799	0.92	-	16.34
2022	279	36.41	10,147	0.93	-	(20.66)
2021	233	45.89	10,692	0.76	-	14.30
2020	233	40.15	9,342	0.87	-	19.42
2019	201	33.62	6,745	0.98	-	24.80
Calvert VP S&P MidCap 400 Index Portfolio:
2023	2,858	56.82	162,420	1.24	-	16.10
2022	2,950	48.94	144,357	0.90	-	(13.33)
2021	3,483	56.47	196,677	0.85	-	24.44
2020	3,561	45.38	161,619	1.26	-	13.31
2019	3,514	40.05	140,749	1.18	-	25.82
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2023	107	25.96	2,782	1.30	-	15.89
2022	150	22.40	3,363	1.09	-	(13.51)
2021	102	25.90	2,629	0.85	-	24.16
2020	102	20.86	2,127	0.51	-	13.12
2019	98	18.44	1,816	0.58	-	25.44
DWS Global Small Cap VIP - Class A:
2023	316	40.13	12,683	0.86	-	24.55
2022	291	32.22	9,364	0.55	-	(24.05)
2021	226	42.42	9,578	0.35	-	14.96
2020	215	36.90	7,932	0.80	-	17.37
2019	228	31.44	7,159	-	-	21.25
Federated Hermes Government Money Fund II - Service Shares:
2023	11,970	10.94	130,922	4.43	-	4.49
2022	12,307	10.47	128,783	1.16	-	1.26
2021	12,073	10.34	124,896	-	-	-
2020	11,514	10.34	119,112	0.03	-	0.19
2019	1,021	10.32	10,544	1.62	-	1.57
Federated Hermes Managed Volatility Fund II - Primary Shares:
2023	3,552	20.84	74,016	1.79	-	8.71
2022	4,061	19.17	77,852	1.94	-	(13.77)
2021	4,414	22.23	98,130	1.74	-	18.50
2020	4,255	18.76	79,817	2.72	-	0.97
2019	4,116	18.58	76,498	2.29	-	20.18
Federated Hermes Quality Bond Fund II - Primary Shares:
2023	19,417	13.66	265,193	2.68	-	6.14
2022	20,350	12.87	261,863	2.54	-	(9.24)
2021	20,467	14.18	290,288	2.82	-	(1.39)
2020	28,439	14.38	409,071	2.90	-	8.12
2019	35,015	13.30	465,846	3.09	-	9.38

21

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Contrafund® Portfolio - Initial Class:
2023	14,121	$70.50	$995,558	0.50%	-%	33.45%
2022	14,491	52.83	765,562	0.51	-	(26.31)
2021	15,405	71.69	1,104,492	0.06	-	27.84
2020	15,874	56.08	890,303	0.25	-	30.57
2019	16,971	42.95	728,981	0.43	-	31.55
Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2023	712	69.82	49,716	0.27	-	33.12
2022	698	52.45	36,593	0.28	-	(26.49)
2021	607	71.35	43,336	0.03	-	27.52
2020	578	55.95	32,337	0.07	-	30.24
2019	583	42.96	25,043	0.21	-	31.26
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2023	1,555	53.80	83,641	1.69	-	18.71
2022	1,697	45.32	76,918	1.57	-	(4.95)
2021	1,891	47.68	90,168	2.44	-	25.97
2020	1,961	37.85	74,247	2.13	-	7.83
2019	2,000	35.10	70,184	3.57	-	30.05
Fidelity® VIP Growth Portfolio - Initial Class:
2023	3,592	73.89	265,437	0.13	-	36.23
2022	4,088	54.24	221,753	0.61	-	(24.46)
2021	4,282	71.80	307,447	-	-	23.22
2020	4,257	58.27	248,051	0.07	-	43.88
2019	4,568	40.50	184,990	0.26	-	34.33
Fidelity® VIP Growth Portfolio - Service Class 2:
2023	558	79.08	44,130	-	-	35.88
2022	591	58.20	34,367	0.35	-	(24.64)
2021	594	77.23	45,906	-	-	22.90
2020	572	62.84	35,939	0.04	-	43.57
2019	564	43.77	24,670	0.05	-	33.98
Fidelity® VIP High Income Portfolio - Service Class 2:
2023	416	27.83	11,582	6.24	-	10.26
2022	360	25.24	9,096	5.65	-	(11.69)
2021	197	28.58	5,627	5.76	-	4.31
2020	147	27.40	4,019	5.92	-	2.43
2019	81	26.75	2,168	4.62	-	14.76
Fidelity® VIP Index 500 Portfolio - Initial Class:
2023	21,753	60.26	1,310,846	1.48	-	26.20
2022	22,368	47.75	1,068,140	1.47	-	(18.22)
2021	23,357	58.39	1,363,743	1.27	-	28.58
2020	23,638	45.41	1,073,400	1.71	-	18.22
2019	29,084	38.41	1,117,000	1.97	-	31.36
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2023	5,567	67.39	375,191	1.26	-	25.87
2022	5,726	53.54	306,576	1.19	-	(18.41)
2021	6,636	65.62	435,452	1.04	-	28.24
2020	6,783	51.17	347,055	1.47	-	17.96
2019	6,209	43.38	269,332	1.78	-	31.02

22

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class:
2023	65,364	$13.63	$891,199	2.67%	-%	6.15%
2022	63,710	12.84	817,913	2.19	-	(12.95)
2021	71,984	14.75	1,061,735	2.31	-	(0.61)
2020	51,146	14.84	758,982	2.30	-	9.36
2019	55,113	13.57	747,615	2.74	-	9.70
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2023	9,349	59.16	553,097	0.39	-	14.78
2022	9,641	51.54	496,834	0.27	-	(14.96)
2021	10,723	60.61	649,865	0.31	-	25.30
2020	14,364	48.37	694,720	0.41	-	17.89
2019	15,109	41.03	619,982	0.72	-	23.14
Fidelity® VIP Overseas Portfolio - Initial Class:
2023	11,232	30.78	345,709	1.04	-	20.52
2022	11,962	25.54	305,517	1.12	-	(24.48)
2021	11,618	33.82	392,925	0.57	-	19.67
2020	10,474	28.26	295,957	0.40	-	15.63
2019	16,189	24.44	395,659	2.87	-	27.76
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2023	1,291	43.21	55,766	2.52	-	10.91
2022	1,072	38.96	41,748	1.06	-	(27.69)
2021	1,279	53.88	68,941	0.96	-	38.62
2020	1,300	38.87	50,531	2.06	-	(6.79)
2019	1,101	41.70	45,915	1.46	-	22.97
Franklin Global Real Estate VIP Fund - Class 2:
2023	12,131	19.38	235,117	2.76	-	11.44
2022	11,952	17.39	207,884	2.37	-	(26.06)
2021	11,590	23.52	272,649	0.88	-	26.79
2020	12,026	18.55	223,127	3.25	-	(5.41)
2019	12,444	19.61	244,019	2.66	-	22.41
Franklin Mutual Shares VIP Fund - Class 2:
2023	4,334	32.90	142,572	1.92	-	13.49
2022	4,259	28.99	123,484	1.87	-	(7.44)
2021	4,184	31.32	131,064	2.92	-	19.18
2020	4,430	26.28	116,439	2.88	-	(5.06)
2019	4,328	27.68	119,787	1.86	-	22.59
Franklin Small Cap Value VIP Fund - Class 2:
2023	6,243	50.29	313,955	0.52	-	12.76
2022	6,535	44.60	291,497	0.98	-	(10.06)
2021	6,843	49.59	339,377	1.04	-	25.35
2020	7,566	39.56	299,311	1.47	-	5.18
2019	7,822	37.61	294,168	1.04	-	26.34
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2023	2,208	50.31	111,077	-	-	26.73
2022	2,275	39.70	90,320	-	-	(33.69)
2021	2,307	59.87	138,105	-	-	10.01
2020	2,480	54.42	134,956	-	-	55.09
2019	2,735	35.09	95,969	-	-	31.42

23

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin U.S. Government Securities VIP Fund - Class 2:
2023	2,718	$15.28	$41,523	2.71%	-%	4.51%
2022	2,603	14.62	38,061	2.36	-	(9.75)
2021	2,468	16.20	39,987	2.43	-	(1.82)
2020	2,224	16.50	36,710	3.58	-	3.77
2019	2,312	15.90	36,743	2.82	-	5.23
Templeton Growth VIP Fund - Class 2:
2023	2,374	24.51	58,198	3.51	-	20.98
2022	2,599	20.26	52,644	0.16	-	(11.49)
2021	2,547	22.89	58,301	1.10	-	4.86
2020	2,466	21.83	53,819	2.95	-	5.82
2019	2,529	20.63	52,168	2.74	-	15.12
LVIP JPMorgan Mid Cap Value Fund - Standard:
2023	4,287	55.54	238,106	3.21	-	10.90
2022	4,417	50.08	221,204	0.95	-	(8.16)
2021	4,396	54.53	239,713	0.90	-	29.90
2020	4,963	41.98	208,338	1.44	-	0.36
2019	4,877	41.83	204,003	1.62	-	26.76
LVIP JPMorgan Small Cap Core Fund - Standard:
2023	4,448	47.74	212,368	1.38	-	13.10
2022	4,434	42.21	187,173	0.45	-	(19.35)
2021	4,414	52.34	231,044	0.53	-	21.38
2020	4,811	43.12	207,465	0.91	-	13.68
2019	4,466	37.93	169,405	0.41	-	24.56
LVIP JPMorgan Small Cap Core Fund - Service:
2023	859	52.58	45,154	1.02	-	12.81
2022	814	46.61	37,941	0.08	-	(19.55)
2021	902	57.94	52,284	0.32	-	21.06
2020	1,089	47.86	52,129	0.47	-	13.33
2019	581	42.23	24,555	0.18	-	24.24
T. Rowe Price All-Cap Opportunities Portfolio:
2023	9,234	91.60	845,849	0.25	-	28.96
2022	10,171	71.03	722,441	-	-	(21.51)
2021	10,668	90.50	965,423	-	-	20.80
2020	10,946	74.92	820,072	-	-	44.38
2019	16,006	51.89	830,565	0.40	-	34.92
T. Rowe Price Equity Income Portfolio:
2023	22,834	42.05	960,055	2.10	-	9.56
2022	23,350	38.38	896,240	1.82	-	(3.35)
2021	28,057	39.71	1,114,160	1.56	-	25.55
2020	30,460	31.63	963,412	2.34	-	1.18
2019	33,567	31.26	1,049,269	2.33	-	26.41
T. Rowe Price Moderate Allocation Portfolio:
2023	4,958	35.46	175,782	2.32	-	15.35
2022	5,104	30.74	156,885	1.57	-	(18.31)
2021	4,967	37.63	186,908	0.98	-	10.06
2020	5,400	34.19	184,621	1.39	-	14.54
2019	5,697	29.85	170,060	1.97	-	19.78

24

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2023	17,816	$28.70	$511,354	0.99%	-%	16.24%
2022	19,026	24.69	469,796	0.78	-	(15.82)
2021	20,204	29.33	592,618	0.63	-	1.31
2020	18,060	28.95	522,802	0.46	-	14.47
2019	26,681	25.29	674,852	2.24	-	27.73

25

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

7. Subsequent Events

Reorganization of American Century Variable Portfolio funds into newly formed funds of Lincoln Variable Insurance Products Trust was approved April 4, 2024. On or about April 26, 2024, assets of each fund will be transferred as noted below. In addition, subaccounts that invest in the American Century Variable Portfolio funds will transfer their investment into the respective newly formed fund as noted below.

Newly formed fund/portfolio	Former fund/portfolio
LVIP American Century Capital Appreciation Fund – Standard II	American Century VP Capital Appreciation Fund
LVIP American Century Inflation Protection Fund – Standard II	American Century VP Inflation Protection Bond Fund
LVIP American Century Ultra Fund – Standard II	American Century VP Ultra® Fund

26